PROSPECTUS

MAY 14, 1997

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE
INSURANCE CONTRACTS

This prospectus describes Group Variable Universal Life insurance contracts offered by The Prudential Insurance Company of America ("Prudential") which are designed for use in group-sponsored insurance programs.

Each Eligible Group Member or "eligible applicant owner" (as defined in this prospectus) who elects to obtain coverage under the Group Contract ("Participant") will receive a Certificate describing the coverage. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her dependents.


The Group Contracts and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value of a Certificate will vary daily with the performance of the investment options selected, but the Death Benefit will generally not be less than the Face Amount of the Certificate. Subject to certain requirements and limitations, surrenders, partial withdrawals and loans are available.

The Prudential Variable Contract Account GI-2 (the "Separate Account") is composed of 151 variable investment options (each, a "Subaccount"). The assets of each Subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or certain other mutual fund portfolios available to insurance company separate accounts (collectively, the "Funds") and qualified plans. A Contractholder will be permitted to choose up to 20 of such Funds, one of which must be the Series Fund Money Market Portfolio. In addition, at least 50% of the Funds chosen by the Contractholder (up to a maximum requirement of 8 Funds) must be selected from the Series Fund. Once that choice is made, the Contractholder's Participants will then be allowed to direct premium payments only to the Subaccounts corresponding to the selected Funds or to the Fixed Account, an investment option under which Prudential guarantees an effective annual interest rate of at least 4%.

The Funds in which the Separate Account invests are briefly described under THE FUNDS, beginning on page 6. The investment objectives and policies of each Fund, and the risks of investing in the Fund, are described in each Fund's prospectus and statement of additional information. This prospectus will be followed by current prospectuses for each of the Funds that the Contractholder has chosen on behalf of its Participants.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CERTIFICATE DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT WILL BE FOLLOWED BY CURRENT PROSPECTUSES FOR EACH OF THE FUNDS THAT YOUR GROUP CONTRACTHOLDER HAS MADE AVAILABLE TO YOU. EACH OF THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                PRUDENTIAL PLAZA
                          NEWARK, NEW JERSEY 07102-3777

                            TELEPHONE (973) 716-5674

GVUL-1B  Ed. 5-97

                                TABLE OF CONTENTS

                                                                            PAGE

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATES .................    1

HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES ...    4

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE
  CONTRACT ACCOUNT GI-2, AND THE VARIABLE INVESTMENT OPTIONS
  AVAILABLE UNDER THE CERTIFICATES .......................................    6
  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ............................    6
  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 ..........................    6
  THE FUNDS ..............................................................    6
  THE FIXED ACCOUNT ......................................................   29

DETAILED INFORMATION ABOUT THE CERTIFICATES ..............................   29
  ISSUANCE OF A CERTIFICATE ..............................................   29
  APPLICANT OWNER PROVISION ..............................................   30
  SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" ...........................   30
  PROCEDURES .............................................................   30
  PREMIUMS ...............................................................   30
  EFFECTIVE DATE OF INSURANCE ............................................   31
  ALLOCATION OF PREMIUMS .................................................   31
  TRANSFERS ..............................................................   31
  DOLLAR COST AVERAGING ..................................................   32
  DEATH BENEFITS .........................................................   32
  CHANGES IN FACE AMOUNT .................................................   34
  CHARGES AND EXPENSES ...................................................   35
  REDUCTION OF CHARGES ...................................................   37
  DIVIDENDS/EXPERIENCE CREDITS ...........................................   37
  CASH SURRENDER VALUE ...................................................   37
  FULL SURRENDERS ........................................................   38
  ELECTION OF PAID-UP INSURANCE ..........................................   38
  PARTIAL WITHDRAWALS ....................................................   38
  LOANS ..................................................................   39
  CERTIFICATE EXCHANGE PRIVILEGE .........................................   39
  TELEPHONE AND ELECTRONIC TRANSACTIONS ..................................   40
  LAPSE ..................................................................   40
  TERMINATION OF A CONTRACTHOLDER'S PARTICIPATION IN GROUP CONTRACTS .....   40
  PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS ..................   41
  OPTIONS ON TERMINATION OF COVERAGE .....................................   41
  REINSTATEMENT ..........................................................   42
  TAX TREATMENT OF CERTIFICATE BENEFITS ..................................   42
  ERISA CONSIDERATIONS ...................................................   45
  WHEN PROCEEDS ARE PAID .................................................   46
  BENEFICIARY ............................................................   46
  INCONTESTABILITY .......................................................   46
  MISSTATEMENT OF AGE ....................................................   46
  SUICIDE EXCLUSION ......................................................   46
  ASSIGNMENT .............................................................   47
  VOTING RIGHTS ..........................................................   47
  SUBSTITUTION OF FUND SHARES ............................................   47
  ADDITIONAL INSURANCE BENEFITS ..........................................   48
  REPORTS ................................................................   49
  SALE OF THE CONTRACT AND SALES COMMISSIONS .............................   49
  RATINGS AND ADVERTISEMENTS .............................................   49
  PAYMENTS TO THIRD-PARTY ADMINISTRATORS AND ASSOCIATIONS SPONSORING
    PARTICIPATION IN THE GROUP CONTRACTS .................................   50
  STATE REGULATION .......................................................   50
  EXPERTS ................................................................   50
  LITIGATION .............................................................   50
  ADDITIONAL INFORMATION .................................................   51

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS .....................   52

DIRECTORS AND OFFICERS OF PRUDENTIAL .....................................   54

FINANCIAL STATEMENTS .....................................................   56

STATUTORY FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA .............................................................  A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH OF THE FUNDS.

                     BRIEF DESCRIPTION OF THE GROUP CONTRACT
                                AND CERTIFICATES

The following section provides brief answers to some common questions about the more significant features of the Contracts and Certificates. More detailed information is provided in the subsequent sections of this prospectus and in the Group Contract and Certificate themselves.

WHAT IS A GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is an insurance contract issued by Prudential to an employer or other sponsoring entity that sets forth the terms under which eligible members of the group can obtain life insurance protection for themselves and, under some Group Contracts, their dependents as well. Group members (or "eligible applicant owners") who obtain such insurance ("Participants") receive a Certificate describing their coverage. Certificates will provide for a Death Benefit and a Cash Surrender Value. Both the Death Benefit and the Cash Surrender Value of a Certificate will vary daily with the performance of the investment options chosen by the Participant. Prudential will determine the share, if any, of its divisible surplus allocable to a Group Contract as of each Contract Anniversary, if the Group Contract stays in force by the payment of all required premiums to that date.

HOW IS THE DEATH BENEFIT UNDER A CERTIFICATE COMPUTED?

A Participant will choose a Face Amount of insurance for his or her Certificate, within certain limits. The Death Benefit will generally be that Face Amount plus the value of the Participant's Certificate Fund as of the date of death. The Certificate Fund initially consists of the Net Premiums invested in the investment options chosen by the Participant. The value of the Certificate Fund will vary daily to reflect the investment performance of the selected option(s) and the deduction of charges by Prudential. Under certain circumstances, the Death Benefit will be increased above the value of the Face Amount plus the Certificate Fund to assure that the Certificate continues to meet the definition of "life insurance" under the Internal Revenue Code. Any Death Benefit otherwise payable will be reduced by any Certificate Debt and outstanding charges. See DEATH BENEFITS, page 32.

HOW IS THE CASH SURRENDER VALUE OF A CERTIFICATE COMPUTED?

The Cash Surrender Value of a Certificate as of any date is equal to the value of the Certificate Fund as of that date, reduced by any Certificate Debt, outstanding charges, and under certain Group Contracts, a transaction charge of up to $20. See CASH SURRENDER VALUE, page 37.

WHAT PREMIUMS MUST BE PAID?

A Participant generally has flexibility to select the frequency and amount of premium payments, and the insurance will remain in force so long as the balance in the Certificate Fund is sufficient to pay the monthly charges under the Certificate. There may be an initial minimum premium required to enroll as a Participant. If the balance in the Certificate Fund is not sufficient to pay any month's charges, and the Participant fails to make premium payments sufficient to bring the balance above this minimum amount during the grace period, the Participant's insurance will lapse. See PREMIUMS, page 30.

Some Group Contracts may provide that if a Participant pays certain specified premiums during the first two Certificate Years, the Certificate will not lapse even if the Certificate Fund balance is insufficient to pay monthly charges. See LAPSE, page 40.

WHAT INVESTMENT OPTIONS ARE AVAILABLE?


The Separate Account is composed of 151 Subaccounts, each of which invests in a single corresponding Fund. Prudential permits a Contractholder to choose up to 20 Funds as investment options for such Contractholder's Participants, provided that at least 50% of the Funds (up to a maximum requirement of 8 Funds) are selected from the Series Fund and one of those Funds is the Series Fund Money Market Portfolio. In lieu of selecting Funds itself, a Contractholder may ask Prudential to present it with one or more predetermined groups of Funds in which the Contractholder's Participants would invest. Whether the Contractholder selects Funds itself or selects a predetermined set presented by Prudential, the Contractholder will be prohibited from substituting other Funds for any Funds that it has already selected. However, a Contractholder that chooses fewer than 20 Funds initially will be permitted to select additional Funds so long as the total number of Funds available to the Participants does not exceed 20. Prudential recommends that the Contractholder consult a qualified investment adviser in the selection of investment options for the Contractholder's Participants. Participants in a Contractholder's insurance program will be allowed to allocate their premium payments only to the Subaccounts that correspond to the Funds chosen by their Contractholder. Participants may also allocate premium payments to the Fixed Account, an option under which interest is credited at rates declared periodically by Prudential. See THE FIXED ACCOUNT, page 29. For more information about the Funds and the different investment objectives of all the Fund portfolios in which the Separate Account invests, see THE FUNDS, page 6. More information about the Funds available to a particular Contractholder is contained in the prospectuses for such Funds.


Under the Certificate, Prudential will notify affected Participants concerning a material change in a Fund's investment objective. As discussed more fully on page 47 of this prospectus, Prudential may seek to substitute the shares of a different mutual fund for shares of a Fund, and would notify Contractholders and Participants of any such substitution. Changes that Prudential may make to the Group Contracts or the Certificates are detailed in those documents.

DO CERTIFICATES PROVIDE PARTICIPANTS WITH CHOICE AND FLEXIBILITY IN ADDRESSING A RANGE OF DIFFERENT INSURANCE PROTECTION AND INVESTMENT OBJECTIVES?

Yes. Because the Cash Surrender Value of a Participant's insurance will vary with the investment experience of the investment options, a Certificate under the Group Contract offers an opportunity for the Cash Surrender Value to appreciate more than it would under comparable insurance without variable investment options. It is also possible, however, for the Cash Surrender Value to decrease in value if the investment experience of the selected investment option(s) is unfavorable. The variable investment options vary in their risks, and Participants can choose to direct the amounts in their Certificate Fund to more aggressive or more conservative variable investment options as their personal circumstances and investment objectives may dictate over time.

Participants who prefer to avoid or reduce the risks involved in any of the variable options may elect to allocate all or a portion of Net Premiums to the Fixed Account. Prudential guarantees that the part of the Certificate Fund allocated to this option will accrue interest daily at a rate that Prudential declares periodically. Although this rate will change from time to time, it may not be less than an effective annual rate of 4%. See THE FIXED ACCOUNT, page 29.

In short, the Certificate's investment options and premium flexibility can be used to meet the changing needs of Participants over time.

WHAT CHARGES ARE MADE?

Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment option(s). All of these charges, which are designed to compensate Prudential for insurance costs and risks, as well as cover Prudential's expenses, are fully described under CHARGES AND EXPENSES, page 35. The following diagram briefly outlines the charges that may be made.

       ------------------------------------------------------------------
                                 PREMIUM PAYMENT
       ------------------------------------------------------------------
                                       |
                                       |
           ----------------------------------------------------------
            o less the sum of a charge (currently 2.6%, however, for
              certain Group Contracts, this charge may equal up to
              5.35%) for taxes attributable to premium payments

            o less a processing fee of up to $2, which may be
              reduced or waived under certain Group Contracts

            o less a sales charge of up to 3 1/2%, which may be
              reduced or waived under certain Group Contracts

           ----------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                               NET PREMIUM AMOUNT

o To be invested in one or a combination of the investment options available to the Participant.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                 DAILY CHARGES

o A daily charge is deducted from the assets of the Subaccounts of the Separate Account for mortality and expense risks. The current daily charge is equivalent to an effective annual rate of 0.45%. The charge is guaranteed not to exceed an effective annual rate of 0.90%.

o Investment management fees and expenses are deducted from the assets of the Funds. In 1996, the total expenses (after expense reimbursement) of the Funds ranged from 0.40% to 2.57% of their average net assets. See pages
  8 through 28.

--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                                MONTHLY CHARGES

o An administrative expense charge may be deducted each month from the Certificate Fund. The charge is currently up to $3 per month and is guaranteed not to exceed $6 per month.

o A charge for the cost of insurance is deducted from the Certificate Fund.

o Charges for any additional insurance benefits not already taken into account in the cost of insurance charge are deducted from the Certificate Fund.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
                          POSSIBLE ADDITIONAL CHARGES

o Under certain Group Contracts, a transaction charge of up to the lesser of $20 or 2% of the amount surrendered or withdrawn will be assessed under each surrender or partial withdrawal.

o Under certain Group Contracts, a transaction charge of up to $20 may be made in connection with each loan or additional statement request.

o No transaction charge is currently assessed in connection with transfers, but certain Group Contracts may give Prudential the right to assess a charge of up to $20 for each transfer after the twelfth with respect to the same Certificate in the same Certificate Year.

o No charge is currently made for any other taxes imposed upon the operations of the Separate Account, but Prudential reserves the right to impose such a charge.
--------------------------------------------------------------------------------

WHAT WITHDRAWAL OR LOAN RIGHTS DO PARTICIPANTS HAVE?

At any time while a Certificate is in effect, a Participant may elect to surrender his or her insurance and receive its Cash Surrender Value. A Participant may also request a partial withdrawal from the Certificate Fund. See FULL SURRENDERS, page 38, and PARTIAL WITHDRAWALS, page 38.

A Participant may borrow (before any applicable transaction charge) a total amount up to the Loan Value of his or her Certificate. The Loan Value of a Certificate at any time is determined by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges. When a loan is taken, an amount equal to the loan is transferred from the investment options to a Loan Account that remains part of the Certificate Fund. This Loan Account earns interest at an effective annual rate that is generally 2% less than the interest charged on the loan. Any outstanding Certificate Debt will be deducted from proceeds payable at the Covered Person's death or upon surrender. See LOANS, page 39.

HOW IS A PARTICIPANT'S INSURANCE AFFECTED IF HE OR SHE IS NO LONGER A MEMBER OF THE GROUP?

Depending on the terms of the particular Group Contract, a Participant who is no longer included in the group of eligible members may be able to elect to continue the insurance provided by the Group Contract on a Portable basis. Certificates continued on a Portable basis may be subject to higher charges. A Participant may also surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value of the insurance to purchase paid-up insurance, or convert the insurance to an individual life insurance policy.
See OPTIONS ON TERMINATION OF COVERAGE, page 41.

WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER A
CERTIFICATE?

Variable life insurance contracts, such as those offered by this Prospectus, receive the same federal income taxation treatment as conventional fixed benefit life insurance. This means, first, that any Death Benefit paid would generally be excluded from the gross income of the beneficiary. Second, any annual increases in the value of the Certificate Fund, whether from income or capital appreciation, would not be included in the taxable income of a Participant. Third, assuming that premiums are not paid above levels that would make a Certificate a "Modified Endowment Contract" as defined in the Internal Revenue Code, pre-death distributions, whether in the form of surrenders or partial withdrawals, would be treated first as a return of the Participant's investment in the Certificate and then as a distribution of taxable income, and loans would not be treated as distributions at the time the loan was made. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.

                          HYPOTHETICAL ILLUSTRATIONS OF
                    DEATH BENEFITS AND CASH SURRENDER VALUES

The two illustrations that follow show how the Death Benefit and Cash Surrender Value change with the investment experience of the Separate Account. They are not projections of values; they are intended to show how a Certificate works. They are "hypothetical" because they are based upon several assumptions, as described below. Both illustrations assume that a Certificate with a Face Amount of $100,000 has been bought by a 40-year old Covered Person. The illustrations assume that a premium of $1,200 is paid at issuance and annually on each Certificate Anniversary.


The first illustration assumes that a 2.6% charge is deducted for taxes attributable to premiums and that current sales, cost of insurance, mortality and expense risk and administrative charges and processing fee will continue for the indefinite future. It assumes that the Covered Person is in a risk class that has current standardized cost of insurance charges equal to rates equal to Table I under Section 79 of the Internal Revenue Code. It assumes a monthly administrative charge of $3, which applies to Certificates that do not involve any direct billing by Prudential. See ADMINISTRATIVE CHARGE, page 36.


The second illustration is based upon the same assumptions except it is assumed that the maximum amount for taxes attributable to premiums, sales, cost of insurance, mortality and expense risk and administrative charges and processing fee permitted by the particular Certificate have been made throughout the life of the Certificate. It assumes that the Covered Person is in a risk class that has maximum guaranteed cost of insurance charges equal to the maximum rates that could be charged, which are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table (Male), Age Last Birthday (the "1980 CSO Table").

Although Prudential may under some Group Contracts pay Dividends or Experience Credits to Contractholders, who may distribute those Dividends/Experience Credits to Participants in the Group Contract, neither table reflects Dividends or Experience Credits. See DIVIDENDS/EXPERIENCE CREDITS, page 37.

Another assumption is that the Certificate Fund has been invested in equal amounts in each of the 151 Funds. Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform zero percent gross rate of return, that is, that the average value of the Certificate Fund will uniformly be adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. These, of course, are merely assumptions, and actual returns will fluctuate from year to year. Nevertheless, these tables help show how the Cash Surrender Value and the Death Benefit change with investment experience.

The first column in the following illustrations shows the contract year. The second column, to provide context, shows what the aggregate amount would be if the assumed premiums had been invested in a savings account paying a 4% effective annual rate. Of course, if that were done, there would be no life insurance protection. The next four columns show the Death Benefit payable in each of the years shown for the four different assumed investment returns. Note that a gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of income and capital appreciation of the portfolios before any reduction is made for investment management fees or other Fund expenses. The net return reflects an average total annual expense ratio of the 151 Funds of 1.00%, and the daily deduction from the Certificate Fund of 0.45% per year for the first table, which is based on current charges, and 0.90% for the second table, which is based on maximum charges. Thus, assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.90%, 2.10%, 6.10%, and 10.10% respectively. The Death Benefits and Cash Surrender Values shown reflect the deduction of all expenses and charges both for the Subaccounts and under the Certificate.

The amounts shown assume that there is no loan or partial withdrawal.

Upon request, Prudential will provide comparable hypothetical illustrations for a Certificate reflecting the proposed Covered Person's age, risk class, proposed Face Amount of insurance, and proposed premium payments.



                                                         ILLUSTRATIONS

                                      GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                               SPECIFIED FACE AMOUNT: $100,000
                                                          ISSUE AGE 40
                                    ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                     USING CURRENT CHARGES


                                                         Death Benefit(1)
                             ---------------------------------------------------------------------------
                                                 Assuming Hypothetical Gross (and Net)
                                                     Annual Investment Return of
  End of       Premiums      ---------------------------------------------------------------------------
Certificate  Accumulated       0% Gross             4% Gross             8% Gross            12% Gross
  Year      at 4% per year   (-1.45% Net)         (2.55% Net)           (6.55% Net)         (10.55% Net)
----------- --------------   ------------         -----------           -----------         ------------

   1         $  1,248          $100,914            $100,955              $100,997             $101,039
   2            2,546           101,814             101,935               102,059              102,187
   3            3,896           101,702             102,940               103,191              103,456
   4            5,300           103,577             103,970               104,397              104,860
   5            6,760           104,439             105,027               105,682              106,411
   6            8,278           105,145             105,965               106,903              107,974
   7            9,857           105,842             106,926               108,203              109,702
   8           11,499           106,528             107,912               109,588              111,613
   9           13,207           107,204             108,924               111,064              113,725
  10           14,984           107,871             109,961               112,637              116,060
  15           24,989           109,964             114,341               120,845              130,507
  20           37,163           110,348             117,582               130,206              152,252
  25           51,974           108,276             118,570               140,091              184,876
  30           69,994                 0(2)          113,737               147,082              231,474
  35           91,918                 0                   0(2)            144,933              295,439
  40          118,592                 0                   0               141,980              401,071


                                              Cash Surrender Value(1)
                --------------------------------------------------------------------------------
                                        Assuming Hypothetical Gross (and Net)
                                            Annual Investment Return of
  End of        --------------------------------------------------------------------------------
Certificate       0% Gross                4% Gross             8% Gross              12% Gross
  Year          (-1.45% Net)            (2.55% Net)          (6.55% Net)            (10.55% Net)
-----------     ------------            -----------          -----------            ------------

   1               $   914               $   955               $   997              $  1,039
   2                 1,814                 1,935                 2,059                 2,187
   3                 2,702                 2,940                 3,191                 3,456
   4                 3,577                 3,970                 4,397                 4,860
   5                 4,439                 5,027                 5,682                 6,411
   6                 5,145                 5,965                 6,903                 7,974
   7                 5,842                 6,926                 8,203                 9,702
   8                 6,528                 7,912                 9,588                11,613
   9                 7,204                 8,924                11,064                13,725
  10                 7,871                 9,961                12,637                16,060
  15                 9,964                14,341                20,845                30,507
  20                10,348                17,582                30,206                52,252
  25                 8,276                18,570                40,091                84,876
  30                     0 (2)            13,737                47,082               131,474
  35                     0                     0(2)             44,933               195,439
  40                     0                     0                41,980               301,071


(1) Assumes no loan or partial withdrawal has been made.

(2) Zero value in cash value and death benefit indicates lapse of insurance coverage in the absence of a sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A PARTICIPANT, PREVAILING INTEREST RATES,
FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                  T1




                                                         ILLUSTRATIONS

                                      GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                               SPECIFIED FACE AMOUNT: $100,000
                                                          ISSUE AGE 40
                                    ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                 USING MAXIMUM CONTRACTUAL CHARGES


                                                         Death Benefit(1)
                             ---------------------------------------------------------------------------
                                                 Assuming Hypothetical Gross (and Net)
                                                     Annual Investment Return of
  End of       Premiums      ---------------------------------------------------------------------------
Certificate  Accumulated       0% Gross             4% Gross             8% Gross            12% Gross
  Year      at 4% per year   (-1.90% Net)         (2.10% Net)           (6.10% Net)         (10.10% Net)
----------- --------------   ------------         -----------           -----------         ------------

   1         $  1,248          $100,531            $100,563              $100,595             $100,627
   2            2,546           101,013             101,098               101,185              101,276
   3            3,896           101,442             101,599               101,766              101,944
   4            5,300           101,816             102,063               102,334              102,629
   5            6,760           102,133             102,486               102,883              103,330
   6            8,278           102,389             102,862               103,410              104,044
   7            9,857           102,584             103,187               103,909              104,770
   8           11,499           102,714             103,457               104,375              105,504
   9           13,207           102,775             103,666               104,801              106,242
  10           14,984           102,764             103,805               105,177              106,977
  15           24,989           101,285             103,017               105,793              110,173
  20           37,163                 0(2)                0(2)            102,554              110,874
  25           51,974                 0                   0                     0(2)           105,170
  30           69,994                 0                   0                     0                    0(2)
  35           91,918                 0                   0                     0                    0
  40          118,592                 0                   0                     0                    0


                                              Cash Surrender Value(1)
                --------------------------------------------------------------------------------
                                        Assuming Hypothetical Gross (and Net)
                                            Annual Investment Return of
  End of        --------------------------------------------------------------------------------
Certificate       0% Gross                4% Gross             8% Gross              12% Gross
  Year          (-1.90% Net)            (2.10% Net)          (6.10% Net)            (10.10% Net)
-----------     ------------            -----------          -----------            ------------

   1                $  511                $  543                $  575               $   607
   2                   993                 1,078                 1,165                 1,256
   3                 1,422                 1,579                 1,746                 1,924
   4                 1,796                 2,043                 2,314                 2,609
   5                 2,113                 2,466                 2,863                 3,310
   6                 2,369                 2,842                 3,390                 4,024
   7                 2,564                 3,167                 3,889                 4,750
   8                 2,694                 3,437                 4,355                 5,484
   9                 2,755                 3,646                 4,781                 6,222
  10                 2,744                 3,785                 5,157                 6,957
  15                 1,265                 2,997                 5,773                10,153
  20                     0(2)                  0(2)              2,534                10,854
  25                     0                     0                     0(2)              5,150
  30                     0                     0                     0                     0(2)
  35                     0                     0                     0                     0
  40                     0                     0


(1) Assumes no loan or partial withdrawal has been made.

(2) Zero value in cash value and death benefit indicates lapse of insurance coverage in the absence of a sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A PARTICIPANT, PREVAILING INTEREST RATES,
FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT
THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                  T2

                    GENERAL INFORMATION ABOUT PRUDENTIAL, THE
                 PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2, AND
                THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER
                                THE CERTIFICATES

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's statutory financial statements begin on page A-1 (following page 56) and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.


THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 151 Subaccounts within the Separate Account, each of which invests in a single corresponding portfolio of the Funds. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

THE FUNDS


Set out below is a list of each Fund, its investment objectives, investment management fees and other expenses, and its investment adviser/investment manager. For certain of the Funds, investment policy information in addition to the Fund's fundamental investment objective is provided.


THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MONEY MARKET PORTFOLIO: The maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality short-term debt obligations.

DIVERSIFIED BOND PORTFOLIO: A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

GOVERNMENT INCOME PORTFOLIO: Achievement of a high level of income over the longer term consistent with the preservation of capital through investment primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.

ZERO COUPON BOND PORTFOLIOS 2000 AND 2005: Achievement of the highest predictable compounded investment return for a specific period of time, consistent with the safety of invested capital, by investing primarily in debt obligations of the United States Treasury and investment-grade corporations that have been issued without interest coupons or stripped of their unmatured coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons.

To obtain the predicted investment return an investor must plan to retain his or her investment in the selected portfolio until the designated year in which the portfolio will be liquidated. Redemption prior to that time may result in a loss. Moreover, since the portfolios will be actively managed with the objective of obtaining a yield higher than the predicted yield, there is a risk that the actual yield may be lower.

CONSERVATIVE BALANCED PORTFOLIO: Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

FLEXIBLE MANAGED PORTFOLIO: Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

HIGH YIELD BOND PORTFOLIO: Achievement of a high total return through investment in high yield/high risk fixed income securities in the medium to lower quality ranges.

STOCK INDEX PORTFOLIO: Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

EQUITY INCOME PORTFOLIO: Both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index.

EQUITY PORTFOLIO: Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that are superior to broadly-based stock indices. Current income, if any, is incidental.

PRUDENTIAL JENNISON PORTFOLIO: Long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

SMALL CAPITALIZATION STOCK PORTFOLIO: Long-term growth of capital through investment primarily in equity securities of publicly-traded companies with small market capitalization. Current income, if any, is incidental.

GLOBAL PORTFOLIO: Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.

NATURAL RESOURCES PORTFOLIO: Long-term growth of capital through investment primarily in common stocks and convertible securities of "natural resource companies" and in securities (typically debt securities and preferred stock) the terms of which are related to the market value of a natural resource.

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is Prudential Plaza, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.



==================================================================================================
                                                                                     TOTAL FUND
                                                  INVESTMENT                       ANNUAL EXPENSES
                                                  MANAGEMENT           OTHER       (AFTER EXPENSE
            FUNDS                                    FEE              EXPENSES     REIMBURSEMENTS)
--------------------------------------------------------------------------------------------------
THE SERIES FUND
 Money Market Portfolio (1)                          0.40%             0.04%            0.44%
 Diversified Bond Portfolio (1)                      0.40%             0.05%            0.45%
 Government Income Portfolio (1)                     0.40%             0.06%            0.46%
 Zero Coupon Bond 2000 Portfolio (1)                 0.40%             0.12%            0.52%
 Zero Coupon Bond 2005 Portfolio (1)                 0.40%             0.13%            0.53%
 Conservative Balanced Portfolio (1)                 0.55%             0.04%            0.59%
 Flexible Managed Portfolio (1)                      0.60%             0.04%            0.64%
 High Yield Bond Portfolio (1)                       0.55%             0.08%            0.63%
 Stock Index Portfolio (1)                           0.35%             0.05%            0.40%
 Equity Income Portfolio (1)                         0.40%             0.05%            0.45%
 Equity Portfolio (1)                                0.45%             0.05%            0.50%
 Prudential Jennison Portfolio (1)                   0.60%             0.06%            0.66%
 Small Capitalization Stock Portfolio (1)            0.40%             0.16%            0.56%
 Global Portfolio (1)                                0.75%             0.17%            0.92%
 Natural Resources Portfolio (1)                     0.45%             0.07%            0.52%
==================================================================================================


(1) SERIES FUND. With respect to the Series Fund portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.


AIM VARIABLE INSURANCE FUNDS, INC.

The portfolios of the AIM Variable Insurance Funds, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AIM V.I. CAPITAL APPRECIATION FUND: The Fund's investment objective is to seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

AIM V.I. DIVERSIFIED INCOME FUND: The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its investment objective by investing primarily in: (1) foreign government securities, (2) foreign and domestic corporate debt securities, (3) U.S. Government securities, including U.S. Government Agency Mortgage-Backed Securities and (4) lower-rated or unrated high yield debt securities (commonly known as "junk bonds") of U.S. and foreign companies.

AIM V.I. GLOBAL UTILITIES FUND: The Fund's investment objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign).

AIM V.I. GOVERNMENT SECURITIES FUND: The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. GROWTH FUND: The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Current income will not be an important criterion of investment selection, and any such income should be considered incidental.

AIM V.I. GROWTH AND INCOME FUND: The Fund's investment objective is to seek growth of capital, with current income as a secondary objective. Although the amount of the Fund's current income will vary from time to time, it is anticipated that the current income realized by the Fund will generally be greater than that realized by mutual funds whose sole objective is growth of capital.

AIM V.I. INTERNATIONAL EQUITY FUND: The Fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

AIM V.I. VALUE FUND: The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.

A I M Advisors, Inc. ("AIM") serves as the investment advisor to each Fund. AIM's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The principal underwriter of the funds is A I M Distributors, Inc., a subsidiary of AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



=============================================================================================
                                               MANAGEMENT         OTHER          TOTAL FUND
             FUNDS                                FEE           EXPENSES      ANNUAL EXPENSES
---------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS, INC.
 AIM V.I. Capital Appreciation Fund               0.64%            0.09%            0.73%
 AIM V.I. Diversified Income Fund                 0.60%            0.26%            0.86%
 AIM V.I. Global Utilities Fund (1)               0.65%            0.90%            1.55%
 AIM V.I. Government Securities Fund              0.50%            0.41%            0.91%
 AIM V.I. Growth Fund                             0.65%            0.13%            0.78%
 AIM V.I. Growth and Income Fund                  0.65%            0.13%            0.78%
 AIM V.I. International Equity Fund               0.75%            0.21%            0.96%
 AIM V.I. Value Fund                              0.64%            0.09%            0.73%
=============================================================================================

(1)  Management fees have been restated to reflect current agreements.

ALLIANCE CAPITAL

The portfolios of the Alliance Variable Products Series Fund, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

CONSERVATIVE INVESTORS PORTFOLIO: Seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

GLOBAL BOND PORTFOLIO: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The Investment Manager has entered into a sub-advisory agreement with AIG Global Investors, Inc. (the "Sub-Adviser"), a subsidiary of American International Group, Inc. and an affiliate of the Company, to provide investment advice for the Global Bond Portfolio.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capacity to pay interest and repay principal.

GROWTH PORTFOLIO: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

GROWTH AND INCOME PORTFOLIO: Seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

GROWTH INVESTORS PORTFOLIO: Seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

INTERNATIONAL PORTFOLIO: Seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO: Seeks the highest level of income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

PREMIER GROWTH PORTFOLIO: Seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. This portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

QUASAR PORTFOLIO: Seeks growth of capital by pursuing aggressive investment policies. This portfolio invests in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO: Seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

SHORT-TERM MULTI-MARKET PORTFOLIO: Seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

TECHNOLOGY PORTFOLIO: Seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio will invest principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

TOTAL RETURN PORTFOLIO: Seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

UTILITY INCOME PORTFOLIO: Seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

WORLDWIDE PRIVATIZATION PORTFOLIO: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privitization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105. The principal underwriter of the funds is Alliance Fund Distributors, Inc., a subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105.




===================================================================================================
                                                                                       TOTAL FUND
                                                        INVESTMENT                   ANNUAL EXPENSES
                                                        MANAGEMENT       OTHER       (AFTER EXPENSE
                 FUNDS                                      FEE         EXPENSES      REIMBURSEMENTS)
---------------------------------------------------------------------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES
FUND, INC.
 Conservative Investors Portfolio (1)                     0.30%           0.65%           0.95%
 Global Bond Portfolio (1)                                0.44%           0.50%           0.94%
 Global Dollar Government Portfolio (1)                   0.00%           0.95%           0.95%
 Growth Portfolio (1)                                     0.74%           0.19%           0.93%
 Growth and Income Portfolio (1)                          0.63%           0.19%           0.82%
 Growth Investors Portfolio (1)                           0.00%           0.95%           0.95%
 International Portfolio (1)                              0.04%           0.91%           0.95%
 North American Government Income Portfolio (1)           0.19%           0.76%           0.95%
 Premier Growth Portfolio (1)                             0.72%           0.23%           0.95%
 Quasar  Portfolio (1)(3)(4)                              0.00%           0.95%           0.95%
 Real Estate Investment Portfolio (1)(5)                  0.00%           0.95%           0.95%
 Short-Term Multi-Market Portfolio (1)                    0.00%           0.95%           0.95%
 Technology Portfolio (1)(2)(4)                           0.33%           0.62%           0.95%
 Total Return Portfolio (1)                               0.46%           0.49%           0.95%
 U.S. Government/High Grade Securities Portfolio (1)      0.54%           0.38%           0.92%
 Utility Income Portfolio (1)                             0.19%           0.76%           0.95%
 Worldwide Privatization Portfolio (1)                    0.10%           0.85%           0.95%
===================================================================================================

(1) Net of expense reimbursement. The expenses of the following Portfolios, before expense reimbursements, would be: Conservative Investors Portfolio: investment management fees 0.75%, other expenses 0.65% and total fund annual expenses 1.40%; Global Bond Portfolio: investment management fees 0.65%, other expenses 0.50% and total fund annual expenses 1.15%; Global Dollar Government Portfolio: investment management fees 0.75%, other expenses 1.22% and total fund annual expenses 1.97%; Growth Portfolio: investment management fees 0.74%, other expenses 0.19% and total fund annual expenses 0.93%; Growth and Income Portfolio: investment management fees 0.63%, other expenses 0.19% and total fund annual expenses 0.82%; Growth Investors Portfolio: investment management fees 0.75%, other expenses 1.10% and total fund annual expenses 1.85%; International
     Portfolio: investment management fees 1.00%, other expenses 0.91% and total fund annual expenses 1.91%; North American Government Income Portfolio: investment management fees 0.65%, other expenses 0.76% and total fund annual expenses 1.41%; Premier Growth Portfolio: investment management fees 1.00%, other expenses 0.23% and total fund annual expenses 1.23%; Quasar
     Portfolio: investment management fees 1.00%, other expenses 3.44% and total fund annual expenses 4.44%; Real Estate Investment Portfolio: investment management fees 0.90%, other expenses 1.00% and total fund annual expenses 1.90%; Short-Term Multi-Market Portfolio: investment management fees 0.55%, other expenses 1.54% and total fund annual expenses 2.09%; Technology
     Portfolio: investment management fees 1.00%, other expenses 0.62% and total fund annual expenses 1.62%; Total Return Portfolio: investment management fees 0.63%, other expenses 0.49% and total fund annual expenses 1.12%; U.S. Government/High Grade Securities Portfolio: investment management fees 0.60%, other expenses 0.38% and total fund annual expenses 0.98%; Utility Income Portfolio: investment management fees 0.75%, other expenses 0.76% and total fund annual expenses 1.51%; and Worldwide Privatization
     Portfolio: investment management fees 1.00%, other expenses 0.85% and total fund annual expenses 1.85%.

(2)  For the period of 1/11/96 through 12/31/96.

(3)  For the period of 8/5/96 through 12/31/96.

(4)  Annualized.


(5)  The amounts shown are estimated. This Portfolio began on 1/9/97.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolios of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

VP ADVANTAGE PORTFOLIO: The investment objective of the VP Advantage Portfolio is current income and capital growth. As described more fully in the Portfolio's prospectus, the Portfolio intends to invest in cash or cash equivalents, certain fixed income securities, and certain equity securities.

VP BALANCED PORTFOLIO: The investment objective of the VP Balanced Portfolio is capital growth and current income. Management of the Portfolio intends to maintain approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to maintain approximately 40% of the Portfolio's assets in fixed income securities (with a minimum of 25% of that amount in fixed income senior securities).

VP CAPITAL APPRECIATION PORTFOLIO: Seeks capital growth over time by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

VP INTERNATIONAL PORTFOLIO: Seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation.

VP VALUE PORTFOLIO: Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

The investment adviser for each fund is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The distributor of the funds is American Century Investment Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

================================================================
                                                    TOTAL FUND
             FUNDS                               ANNUAL EXPENSES
----------------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 VP Advantage Portfolio (1)                           1.00%
 VP Balanced Portfolio (1)                            1.00%
 VP Capital Appreciation Portfolio (1)                1.00%
 VP International Portfolio (1)                       1.50%
 VP Value Portfolio (1)                               1.00%
===============================================================

(1)  Fees are all-inclusive.

THE BERGER FUNDS

The portfolios of the Berger Institutional Products Trust ("Berger IPT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BERGER IPT - 100 FUND: The investment objective of the Berger IPT - 100 Fund is long term capital appreciation. The Berger IPT - 100 Fund seeks to achieve this objective by investing primarily in common stocks of established companies which are believed to offer favorable growth prospects. Current income is not an investment objective of the Berger IPT - 100 Fund, and any income produced will be a by-product of the effort to achieve the Fund's objective.

BERGER IPT - GROWTH AND INCOME FUND: The primary investment objective of the Berger IPT - Growth and Income Fund is capital appreciation. A secondary objective is to provide a moderate level of current income. The Berger IPT Growth and Income Fund seeks to achieve these objectives by investing primarily in common stocks and other securities, such as convertible securities or preferred stocks, which the Fund's advisor believes offer favorable growth prospects and are expected to also provide current income.

BERGER IPT - SMALL COMPANY GROWTH FUND: The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation. The Berger IPT Small Company Growth Fund seeks to achieve this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies with market capitalization of less than $1 billion at the time of the initial purchase.

BERGER/BIAM IPT - INTERNATIONAL FUND: The investment objective of the Berger/BIAM IPT - International Fund is long-term capital appreciation. The Berger/BIAM IPT - International Fund seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. The Fund intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Fund's total assets invested in the securities of companies located in at least five countries, not including the United States.

Berger Associates, Inc. ("Berger") is the investment adviser to the Berger IPT - 100 Fund, Berger IPT - Growth and Income Fund and Berger IPT - Small Company Growth Fund. BBOI Worldwide LLC ("BBOI"), a joint venture of Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), is the adviser to the BergerIPT - International Fund, and BIAM serves as the Fund's subadviser. Berger Distributors, Inc., a wholly-owned subsidiary of Berger, is the principal underwriter for all of the portfolios of Berger IPT. The principal business address of Berger, BBOI and Berger Distributors, Inc. is 210 University Boulevard, Denver, Colorado 80206.



==============================================================================================
                                                   INVESTMENT
                                                   MANAGEMENT       OTHER        TOTAL FUND
               FUNDS                                  FEE         EXPENSES     ANNUAL EXPENSES
----------------------------------------------------------------------------------------------
BERGER INSTITUTIONAL PRODUCTS TRUST
 Berger IPT - 100 Fund (1)(2)                         0.00%         1.00%           1.00%
 Berger IPT - Growth & Income Fund (1)(2)             0.00%         1.00%           1.00%
 Berger IPT - Small Company Growth Fund (1)(2)        0.00%         1.15%           1.15%
 Berger/BIAM IPT - International Fund (1)(3)          0.00%         1.20%           1.20%
==============================================================================================

(1) Other Expenses primarily include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

(2) After fee waivers and expense reimbursements. The Funds' investment advisor has voluntarily agreed to waive its advisory fee and has voluntarily reimbursed the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of each of the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund exceed 1.00%, and the normal operating expenses in any fiscal year of the Berger IPT - Small Company Growth Fund exceed 1.15%, of the respective Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the investment management fee for the Berger IPT - 100 Fund, Berger IPT - Growth and Income Fund and the Berger IPT - Small Company Growth Fund would have been 0.75%, 0.75% and 0.90%, respectively, and their total fund operating expenses would have been 7.69%, 7.70% and 8.57%, respectively.

(3) Based on estimated expenses for the first year of operations of the Berger/BIAM IPT - International Fund, after fee waivers and expense reimbursements. The Fund's investment advisor has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment management fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Berger/BIAM IPT - International Fund exceed 1.20%, of the Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the investment management fee for Berger/BIAM IPT - International Fund would be 0.90%, and its total operating expenses would be estimated to be 8.96%.

DREYFUS CORPORATION FUNDS

The portfolios of the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and the Dreyfus Stock Index Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

CAPITAL APPRECIATION PORTFOLIO: Seeks to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This portfolio invests primarily in the common stocks of domestic and foreign issuers.

DISCIPLINED STOCK PORTFOLIO: Seeks to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Index. This portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.

GROWTH AND INCOME PORTFOLIO: Seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This portfolio invests primarily in equity securities, debt securities and money market instruments of domestic and foreign issuers.

INTERNATIONAL EQUITY PORTFOLIO: Seeks to maximize capital growth. This portfolio invests primarily in equity securities of foreign issuers located throughout the world.

INTERNATIONAL VALUE PORTFOLIO: Seeks long-term capital growth. This portfolio invests primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation.

MANAGED ASSETS PORTFOLIO: Seeks to maximize total return, consisting of capital appreciation and current income. This portfolio follows an asset allocation strategy by investing in equity securities, debt securities and money market instruments of domestic and foreign issuers.

QUALITY BOND PORTFOLIO: Seeks to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This portfolio invests principally in the debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.

SMALL CAP PORTFOLIO: Seeks to maximize capital appreciation. This portfolio invests primarily in common stocks of domestic and foreign issuers. This portfolio will be particularly alert to companies that The Dreyfus Corporation considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services, or processes which should enhance prospects for growth in future earnings.

SMALL COMPANY STOCK PORTFOLIO: Seeks to provide investment results that are greater than the total return performance in publicly-traded common stocks in the aggregate, as represented by the Russell 2500(TM) Index. This portfolio invests primarily in a portfolio of equity securities of small to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500(TM) Index.

SOCIALLY RESPONSIBLE GROWTH FUND: The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

ZERO COUPON 2000 PORTFOLIO: Seeks to provide as high an investment return as is consistent with the preservation of capital. This portfolio invests primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, receipts and certificates for such stripped debt obligations, and stripped coupons and zero coupon securities issued by domestic corporations, which will mature on or about December 31, 2000.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolios and funds. Dreyfus' principal business address is 200 Park Avenue, New York, New York 10166. The principal underwriter of the portfolios and funds is Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, Massachusetts 02109.



============================================================================================
                                                                               TOTAL FUND
                                             INVESTMENT                      ANNUAL EXPENSES
                                             MANAGEMENT          OTHER      (AFTER EXPENSE
             FUNDS                              FEE            EXPENSES      REIMBURSEMENTS)
--------------------------------------------------------------------------------------------
DREYFUS FUNDS
 Capital Appreciation Portfolio (1)             0.75%            0.09%            0.84%
 Disciplined Stock Portfolio (1)                0.59%            0.21%            0.80%
 Growth and Income Portfolio                    0.75%            0.08%            0.83%
 International Equity Portfolio                 0.75%            0.53%            1.28%
 International Value Portfolio (1)              0.66%            0.35%            1.01%
 Managed Assets Portfolio                       0.75%            0.18%            0.93%
 Quality Bond Portfolio                         0.65%            0.14%            0.79%
 Small Cap Portfolio                            0.75%            0.04%            0.79%
 Small Company Stock Portfolio (1)              0.56%            0.19%            0.75%
 Socially Responsible Growth Portfolio (1)      0.72%            0.24%            0.96%
 Zero Coupon 2000 Portfolio                     0.45%            0.21%            0.66%
============================================================================================

(1) From time to time, The Dreyfus Corporation and, with respect to the Capital Appreciation Portfolio, Fayez Sarofim & Co., may in their sole discretion waive all or part of their fees and/or voluntarily assume certain expenses. For a more complete description of fees and expenses, see the Funds' prospectuses. As of the date of this Prospectus, certain fees are being waived or expenses being assumed in each case on a voluntary basis. Without such waivers or reimbursements, the investment management fees, other expenses and total fund annual expenses that would have been incurred, respectively, for the fiscal year ended December 31, 1996 are as follows:
     Disciplined Stock Portfolio: 0.75%, 0.21% and 0.96%; International Value
     Portfolio: 1.00%, 0.35% and 1.35%; Small Company Stock Portfolio: 0.75%, 0.19% and 0.94%; and Socially Responsible Growth Portfolio: 0.75%, 0.24% and 0.99%. There is no guarantee that any fee waivers or expense reimbursements will continue in the future.

FRANKLIN TEMPLETON

The portfolios of the Templeton Variable Products Series Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

ASSET ALLOCATION FUND: The Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in the following market segments: stocks of companies in any nation, debt securities of companies and governments of any nation, and money market instruments.

BOND FUND: The Bond Fund's investment objective is high current income. The Fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world, and in debt securities which are convertible into common stock of such companies.

DEVELOPING MARKETS FUND: The investment objective of the Developing Markets Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets.

INTERNATIONAL FUND: The International Fund's investment objective is long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. In pursuit of its investment objective, the Fund will invest at least 65% of its assets in securities of issuers in at least three countries outside the United States.

STOCK FUND: The Stock Fund's investment objective is capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. In the pursuit of its investment objective, the Fund will normally maintain at least 65% of its assets in common and preferred stocks.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Asset Allocation Fund, Bond Fund, International Fund, and Stock Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager for the Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 700 Central Avenue, St. Petersburg, Florida 33701.



==============================================================================================
                                      INVESTMENT
                                      MANAGEMENT        12B-1        OTHER        TOTAL FUND
           FUNDS                         FEE            FEES        EXPENSES   ANNUAL EXPENSES
----------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
PRODUCTS SERIES FUND
(CLASS 2 SHARES) (1)(5)
 Asset Allocation Fund (2)               0.61%          0.25%         0.17%          1.03%
 Bond Fund                               0.50%          0.15%         0.18%          0.83%
 Developing Markets Fund (3)(4)          1.25%          0.25%         0.53%          2.03%
 International Fund (2)                  0.70%          0.25%         0.18%          1.13%
 Stock Fund (2)                          0.70%          0.25%         0.18%          1.13%
==============================================================================================

(1) Because Class 2 shares were not offered until May 1, 1997, the figures for "investment management fees" and "other expenses" are based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1996, except as otherwise noted.

(2) Investment management fees and total fund annual expenses have been restated to reflect the investment management fee schedule approved by shareholders and effective May 1, 1997. See fund prospectus for details. Actual investment management fees and total fund annual expenses before May 1, 1997 were lower.

(3) Figures are estimates for 1997 based on annualized 1996 figures. The fund began operations in March 1996.


(4) Investment management fees and total fund annual expense figures do not reflect the Investment Manager's agreement in advance to waive a portion of its fees during 1996. After the waiver, actual investment management fees and total fund annual expenses of the portfolio in 1996 were 1.17% and 1.95% of net assets, respectively. This waiver agreement has been terminated.


(5) Class 2 of the Fund has a distribution plan or "Rule 12b-1 plan" which is described in the Fund's prospectus.

INVESCO FUNDS

The portfolios of the INVESCO Variable Investment Funds, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

DYNAMICS PORTFOLIO: Seeks appreciation of capital through aggressive investment policies. The Dynamics Portfolio invests primarily in common stocks of U.S. companies traded on national securities exchanges and over-the-counter.

GROWTH PORTFOLIO: Seeks long-term capital growth. The Portfolio also seeks, as a secondary objective, to obtain investment income through the purchase of securities of carefully selected companies representing major fields of business and industrial activity. In pursuing its objectives, the Portfolio invests primarily in common stocks, but may also invest in other kinds of securities, including convertible and straight issues of debentures and preferred stock.

HEALTH SCIENCES PORTFOLIO: Seeks capital appreciation by normally investing at least 80% of its total assets in equity securities of companies that develop, produce, or distribute products or services related to health care.

HIGH YIELD PORTFOLIO: Seeks a high level of current income by investing substantially all of its assets in lower-rated bonds and other debt securities and in preferred stock. The Portfolio pursues its investment objective through investment in a variety of long-term, intermediate-term, and short-term bonds. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective.

INDUSTRIAL INCOME PORTFOLIO: Seeks the best possible current income. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

SMALL COMPANY GROWTH PORTFOLIO: Seeks long-term capital growth. The Small Company Growth Portfolio invests primarily in equity securities of small-capitalization U.S. companies traded "over-the-counter."

TECHNOLOGY PORTFOLIO: Seeks capital appreciation. The Technology Portfolio normally invests at least 80% of its total assets in equity securities of companies in technology-related industries such as computers, communications, video, electronics, oceanography, office and factory automation, and robotics.

TOTAL RETURN PORTFOLIO: Seeks a high total return on investment through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

UTILITIES PORTFOLIO: Seeks capital appreciation and income. The assets of the Utilities Portfolio are invested primarily in equity securities of companies principally engaged in business as public utilities.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 7800 E. Union Avenue, Denver, Colorado 80217-3706.



========================================================================================
                                                                            TOTAL FUND
                                             INVESTMENT                   ANNUAL EXPENSES
                                             MANAGEMENT      OTHER        (AFTER EXPENSE
             FUNDS                               FEE        EXPENSES      REIMBURSEMENTS)
----------------------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT
FUNDS, INC.
 Dynamics Portfolio (1)                         0.60%         0.30%            0.90%
 Growth Portfolio (1)                           0.85%         0.40%            1.25%
 Health Sciences Portfolio (1)                  0.75%         0.25%            1.00%
 High Yield Portfolio (2)(3)                    0.60%         0.27%            0.87%
 Industrial Income Portfolio (2)(3)             0.75%         0.20%            0.95%
 Small Company Growth Portfolio (1)             0.75%         0.25%            1.00%
 Technology Portfolio (1)                       0.75%         0.25%            1.00%
 Total Return Portfolio (2)(3)                  0.75%         0.19%            0.94%
 Utilities Portfolio (2)(3)                     0.60%         0.56%            1.16%
========================================================================================

(1) Expenses for the Dynamics Portfolio, the Growth Portfolio, the Health Sciences Portfolio, the Small Company Growth Portfolio and the Technology Portfolio are estimated.

(2) Various expenses of the Portfolios were voluntarily absorbed by INVESCO Funds Group, Inc. for the year ended December 31, 1996. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets for the High Yield Portfolio, Industrial Income Portfolio, Total Return Portfolio, and Utilities Portfolio would have been 1.32%, 1.19%, 1.30% and 5.36%, respectively.

(3) It should be noted that the Portfolio's actual total fund annual expenses were lower than the figures shown because the Portfolio's custodian and pricing expenses were reduced under an expense offset arrangement. However, as a result of an SEC requirement, the figures shown above do not reflect these reductions.

INVESTORS FUND -- KEMPER SERIES

The portfolios of Investors Fund Series in which the Separate Account may currently invest (the "Kemper Series") and their investment objectives and fees are as follows:

BLUE CHIP PORTFOLIO: Seeks growth of capital and of income by investing primarily in common stocks of well capitalized, established companies having potential for growth of capital, earnings and dividends.

GLOBAL INCOME PORTFOLIO: Seeks high current income consistent with prudent total return asset management by investing primarily in a portfolio of investment grade foreign and domestic fixed income securities.

GOVERNMENT SECURITIES PORTFOLIO: Seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

GROWTH PORTFOLIO: Seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in fixed-income securities.

HORIZON 5 PORTFOLIO: Designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

HORIZON 10+ PORTFOLIO: Designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

HORIZON 20+ PORTFOLIO: Designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

INTERNATIONAL PORTFOLIO: Seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

INVESTMENT GRADE BOND PORTFOLIO: Seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.

SMALL CAP GROWTH PORTFOLIO: Seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

SMALL CAP VALUE PORTFOLIO: Seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.

TOTAL RETURN PORTFOLIO: Seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

VALUE PORTFOLIO: Seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies.

VALUE+GROWTH PORTFOLIO: Seeks growth of capital through professional management of a portfolio of growth and value stocks.

Zurich Kemper Investments, Inc., ("ZKI", formerly named Kemper Financial Services, Inc.) serves as investment manager for each of the portfolios other than the Value Portfolio and the Small Cap Value Portfolio. Dreman Value Advisors, Inc. ("DVA"), a wholly owned subsidiary of ZKI, serves as the investment manager for the Value and the Small Cap Value Portfolio. ZKI's principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606. DVA's principal business address is 280 Park Avenue, 40th Floor, New York, New York 10017. Zurich Kemper Distributors, Inc. serves as the principal underwriter of the portfolios and is located at 222 South Riverside Plaza, Chicago, Illinois 60606.

DVA is also the sub-adviser for the Value+Growth, Horizon 20+, Horizon 10+, and Horizon 5 Portfolios. Under the terms of its Sub-Advisory Agreement with ZKI, DVA will manage the value portion of each of these Portfolios and will provide such other investment advice, research and assistance as ZKI may, from time to time, reasonably request. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, is a sub-adviser for certain Portfolios described below. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI for the Total Return, High Yield, Growth, International, Small Cap Growth, Investment Grade Bond, Value+Growth, Horizon 20+, Horizon 10+, Horizon 5, Global Income and Blue Chip Portfolios, ZIML renders investment advisory and management services with regard to that portion of a Portfolio's assets as may be allocated by ZKI to ZIML from time to time for management of foreign securities.



=======================================================================================
                                           INVESTMENT
                                           MANAGEMENT       OTHER         TOTAL FUND
           FUNDS                              FEE         EXPENSES      ANNUAL EXPENSES
---------------------------------------------------------------------------------------
INVESTORS FUND SERIES
 Blue Chip Portfolio (1)                      0.65%         0.30%            0.95%
 Global Income Portfolio (1)                  0.75%         0.30%            1.05%
 Government Securities Portfolio              0.55%         0.11%            0.66%
 Growth Portfolio                             0.60%         0.04%            0.64%
 High Yield Portfolio                         0.60%         0.05%            0.65%
 Horizon 5 Portfolio                          0.60%         0.30%            0.90%
 Horizon 10+ Portfolio                        0.60%         0.20%            0.80%
 Horizon 20+ Portfolio                        0.60%         0.25%            0.85%
 International Portfolio                      0.75%         0.21%            0.96%
 Investment Grade Bond Portfolio              0.60%         0.25%            0.85%
 Small Cap Growth Portfolio                   0.65%         0.10%            0.75%
 Small Cap Value Portfolio                    0.75%         0.20%            0.95%
 Total Return Portfolio                       0.55%         0.04%            0.59%
 Value Portfolio                              0.75%         0.20%            0.95%
 Value+Growth Portfolio                       0.75%         0.20%            0.95%
=======================================================================================

(1)  Estimated first-year expenses.

JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

BALANCED PORTFOLIO: The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

FLEXIBLE INCOME PORTFOLIO: The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. The Portfolio invests in many types of income-producing securities and may have substantial holdings in debt securities rated below investment grade.

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

HIGH-YIELD PORTFOLIO: The primary investment objective of this Portfolio is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

SHORT-TERM BOND PORTFOLIO: The investment objective of this Portfolio is to seek as high a level of current income as is consistent with preservation of capital. The Portfolio pursues its objective by investing primarily in short- and intermediate-term fixed-income securities.

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

================================================================================
                                                                   TOTAL FUND
                                     INVESTMENT                  ANNUAL EXPENSES
                                     MANAGEMENT      OTHER       (AFTER EXPENSE
           FUNDS                        FEE         EXPENSES     REIMBURSEMENTS)
--------------------------------------------------------------------------------
JANUS ASPEN SERIES
 Aggressive Growth Portfolio (1)        0.72%         0.04%           0.76%
 Balanced Portfolio (1)                 0.79%         0.15%           0.94%
 Flexible Income Portfolio (1)          0.65%         0.19%           0.84%
 Growth Portfolio (1)                   0.65%         0.04%           0.69%
 High-Yield Portfolio (1)               0.00%         1.01%           1.01%
 International Growth Portfolio (1)     0.05%         1.21%           1.26%
 Short-Term Bond Portfolio (1)          0.47%         0.19%           0.66%
 Worldwide Growth Portfolio (1)         0.66%         0.14%           0.80%
==============================================================================


(1) The information for each Portfolio other than the Flexible Income Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth, International Growth and Worldwide Growth Portfolios reduce the investment management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the investment management fee and then against other expenses. Without such waivers or reductions, the investment management fee, other expenses and total fund annual expenses would have been 0.79%, 0.04% and 0.83% for Aggressive Growth Portfolio; 0.92%, 0.15% and 1.07% for Balanced Portfolio; 0.79%, 0.04% and 0.83% for Growth Portfolio; 0.75%, 5.54% and 6.29% for the High-Yield Portfolio; 1.00%, 1.21% and 2.21% for International Growth Portfolio; 0.65%, 0.19% and 0.84% for Short-Term Bond Portfolio and 0.77%, 0.14% and 0.91% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.


JPM SERIES TRUST II

The portfolios of the JPM Series Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:

JPM BOND PORTFOLIO: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government agency obligations, corporate securities, private placements, asset-backed and mortgage-related securities.

JPM EQUITY PORTFOLIO: Seeks to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in the common stock of U.S. corporations with market capitalizations above $1.5 billion.

JPM INTERNATIONAL EQUITY PORTFOLIO: Seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio's primary equity investments are the common stock of companies based in developed countries outside the U.S. and in developing countries.

JPM SMALL COMPANY PORTFOLIO: Seeks to provide high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion.

J.P. Morgan Investment Management, Inc. ("Morgan" or the "Adviser") serves as the investment adviser to each of the above-mentioned portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036. The Trust's distributor is Funds Distributor, Inc. located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

================================================================================
                                       INVESTMENT
                                       MANAGEMEMNT      OTHER       TOTAL FUND
           FUNDS                           FEE        EXPENSES   ANNUAL EXPENSES
===============================================================================
JPM SERIES TRUST II
 JPM Bond Portfolio (1)                   0.30%         0.45%         0.75%
 JPM Equity Portfolio (1)                 0.40%         0.50%         0.90%
 JPM International Equity Portfolio (1)   0.60%         0.60%         1.20%
 JPM Small Company Portfolio (1)          0.60%         0.55%         1.15%

===============================================================================

(1) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.90%, 1.20% and 1.15% of the average daily net assets of JPM Bond Portfolio, JPM Equity Portfolio, JPM International Equity Portfolio and JPM Small Company Portfolio, respectively.

LAZARD RETIREMENT SERIES, INC.

The portfolios of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

LAZARD RETIREMENT BANTAM VALUE PORTFOLIO: Seeks capital appreciation by investing primarily in equity securities of companies with market capitalizations under $500 million that the Investment Manager considers inexpensively priced relative to the return on total capital or equity and which it believes are likely to increase market capitalization as a result of growth or are likely to be the subject of acquisitions or other events.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO: Seeks capital appreciation by investing primarily in equity securities of non-United States issuers located, or doing significant business, in emerging market countries that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT EQUITY PORTFOLIO: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT GLOBAL EQUITY PORTFOLIO: Seeks capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations that are located anywhere in the world which the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO: Seeks capital appreciation by investing primarily in the equity securities of non-United States companies that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT INTERNATIONAL FIXED-INCOME PORTFOLIO: Seeks high total return, consisting of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk. This Portfolio invests primarily in foreign fixed-income securities of varying maturities.

LAZARD RETIREMENT INTERNATIONAL SMALL CAP PORTFOLIO: Seeks capital appreciation by investing primarily in equity securities of non-United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks capital appreciation by investing in equity securities of companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT STRATEGIC YIELD PORTFOLIO: Seeks total return, consisting of current income and capital appreciation. This Portfolio invests principally in high-yielding domestic and foreign fixed-income securities. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Lazard Freres Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres") serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10020.



====================================================================================================
                                                                                       TOTAL FUND
                                            INVESTMENT                               ANNUAL EXPENSES
                                            MANAGEMENT        12b-1       OTHER      (AFTER EXPENSE
                  FUNDS                         FEE           FEES       EXPENSES    REIMBURSEMENTS)
----------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
 Bantam Value Portfolio (1)                    0.75%          0.25%        0.50%          1.50%
 Emerging Markets Portfolio (1)                1.00%          0.25%        0.55%          1.80%
 Equity Portfolio (1)                          0.75%          0.25%        0.50%          1.50%
 Global Equity Portfolio (1)                   0.75%          0.25%        0.60%          1.60%
 International Equity Portfolio (1)            0.75%          0.25%        0.60%          1.60%
 International Fixed-Income Portfolio (1)      0.75%          0.25%        0.50%          1.50%
 International Small Cap Portfolio (1)         0.75%          0.25%        0.80%          1.80%
 Small Cap Portfolio (1)                       0.75%          0.25%        0.50%          1.50%
 Strategic Yield Portfolio (1)                 0.75%          0.25%        0.50%          1.50%
====================================================================================================

(1) The other expenses noted above are based on estimated amounts for the current fiscal year.

MFS VARIABLE INSURANCE TRUST

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS BOND SERIES: Seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital.

MFS EMERGING GROWTH SERIES: Seeks long-term growth of capital.

MFS GROWTH WITH INCOME SERIES: Seeks to provide reasonable current income and long-term growth of capital and income.

MFS HIGH INCOME SERIES: Seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features.

MFS LIMITED MATURITY SERIES: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

MFS TOTAL RETURN SERIES: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

MFS UTILITIES SERIES: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

MFS VALUE SERIES: Seeks capital appreciation.

MFS WORLD GOVERNMENT SERIES: Seeks not only preservation, but also growth, of capital, together with moderate current income.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.



============================================================================================
                                             INVESTMENT
                                           MANAGEMENT AND                     TOTAL FUND
                                                FUND                        ANNUAL EXPENSES
                                           ADMINISTRATION     OTHER          (AFTER EXPENSE
            FUNDS                               FEE          EXPENSES        REIMBURSEMENTS)
--------------------------------------------------------------------------------------------
MFS VARIABLE INSURANCE TRUST
 MFS Bond Series (1)(2)                        0.60%           0.40%              1.00%
 MFS Emerging Growth Series (1)(2)             0.75%           0.25%              1.00%
 MFS Growth with Income Series (1)(2)          0.75%           0.25%              1.00%
 MFS High Income Series (1)(2)                 0.75%           0.25%              1.00%
 MFS Limited Maturity Series (1)(2)            0.55%           0.45%              1.00%
 MFS Research Series (1)(2)                    0.75%           0.25%              1.00%
 MFS Total Return Series (1)(2)                0.75%           0.25%              1.00%
 MFS Utilities Series (1)(2)                   0.75%           0.25%              1.00%
 MFS Value Series (1)(2)                       0.75%           0.25%              1.00%
 MFS World Government Series (1)(2)            0.75%           0.25%              1.00%
============================================================================================

(1) MFS has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the Series during the current fiscal year: 0.40% for the Bond Series, 0.45% for the Limited Maturity Series, and 0.25% for each remaining Series. Otherwise, "Other Expenses" for the Bond Series, Emerging Growth Series, Growth with Income Series, High Income Series, Limited Maturity Series, Research Series, Total Return Series, Utilities Series, Value Series and World Government Series would be 8.85%, 0.41%, 1.32%, 0.87%, 7.00%, 0.73%, 1.35%,
     2.00%, 3.08% and 1.28%, respectively, and total fund annual expenses would be 9.45%, 1.16%, 2.07%, 1.62%, 7.55%, 1.48%, 2.10%, 2.75%, 3.83% and 2.03%,
     respectively, for these Series. See "Information Concerning Shares of Each Series - Expenses."

(2) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

NEUBERGER & BERMAN MANAGEMENT INC.

The portfolios of the Neuberger & Berman Advisers Management Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

N&B AMT BALANCED PORTFOLIO: Seeks long-term capital growth and reasonable current income without undue risk to principal.

N&B AMT GOVERNMENT INCOME PORTFOLIO: Seeks to provide a high level of current income and total return, consistent with safety of principal. Investments are made in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing weighted average portfolio duration in light of market conditions and trends.

N&B AMT GROWTH PORTFOLIO: Seeks capital appreciation without regard to income through investments in common stocks of companies believed to be under-valued and have the maximum potential for capital appreciation. The portfolio is heavily diversified among a number of stocks to limit risk.

N&B AMT INTERNATIONAL PORTFOLIO: Seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers. The Portfolio will invest primarily in stocks of medium-to-large capitalization companies, traded on foreign exchanges.

N&B AMT LIMITED MATURITY BOND PORTFOLIO: Seeks the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Investments are made in a diversified portfolio primarily consisting of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations, and others.

N&B AMT PARTNERS PORTFOLIO: Invests primarily in common stocks of established companies, using the value- oriented investment approach. Capital growth is sought through an investment approach that is designed to increase capital with reasonable risk. Investments are made in securities that are believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow, and the company's track record through all parts of the market cycle.

N&B Management ("N&B") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. N&B's principal business address is 605 Third Avenue, New York, New York 10158-0180.



================================================================================================
                                                    INVESTMENT
                                                    MANAGEMENT/
                                                  ADMINISTRATIVE     OTHER         TOTAL FUND
               FUNDS                                   FEES        EXPENSES      ANNUAL EXPENSES
------------------------------------------------------------------------------------------------
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
 N&B AMT Balanced Portfolio (1)                        0.85%         0.24%            1.09%
 N&B AMT Government Income Portfolio (1)(2)            0.00%         1.02%            1.02%
 N&B AMT Growth Portfolio (1)                          0.83%         0.09%            0.92%
 N&B AMT International Portfolio (1)(2)                1.09%         0.61%            1.70%
 N&B AMT Limited Maturity Bond Portfolio (1)           0.65%         0.13%            0.78%
 N&B AMT Partners Portfolio (1)                        0.84%         0.11%            0.95%
================================================================================================

(1) Neuberger & Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management/Administrative Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.

(2) Expenses reflect expense reimbursement. NBMI has undertaken to reimburse the Government Income and International Portfolios for certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.00% of the Government Income Portfolio's and 1.70% of the International Portfolio's average daily net asset value. Absent such reimbursement, the total fund annual expenses for the year ended December 31, 1996 would have been 2.95% for the Government Income Portfolio and was estimated to be 1.76% for the International Portfolio. This expense reimbursement policy is subject to termination upon 60 days written notice with respect to the Government Income Portfolio and after April 30, 1998 for the International Portfolio and there can be no assurance that this policy will continue thereafter. The International Portfolio had not commenced operations as of December 31, 1996. Therefore, the expense figures for this Portfolio are estimated.

THE ROYCE PORTFOLIOS

The portfolios of Royce Capital Fund (Series Trust) in which the Separate Account may currently invest and their investment objectives and fees are as follows:

ROYCE MICRO-CAP PORTFOLIO: Seeks long-term capital appreciation, primarily through investments in common stocks and convertible securities of small and micro-cap companies. Production of income is incidental to this objective.

ROYCE PREMIER PORTFOLIO: Seeks long-term growth and secondarily current income by investing in a limited portfolio of common stocks and convertible securities viewed as having superior financial characteristics and/or unusually attractive business prospects.

ROYCE TOTAL RETURN PORTFOLIO: Seeks to have an equal focus on both long term growth of capital and current income by investing in a broadly diversified portfolio of dividend paying common stocks of companies selected on a value basis.

Royce & Associates, Inc. ("Royce") serves as the investment manager of the portfolios. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019. The principal underwriter of the portfolios is Royce Fund Services, Inc., 1414 Avenue of the Americas, New York, New York 10019.



===========================================================================================
                                         INVESTMENT                          TOTAL FUND
                                       MANAGEMENT FEE                      ANNUAL EXPENSES
                                      (AFTER WAIVERS)        OTHER          (AFTER EXPENSE
           FUNDS                      (AFTER WAIVERS)      EXPENSES        REIMBURSEMENTS)
-------------------------------------------------------------------------------------------
THE ROYCE PORTFOLIOS
 Royce Micro-Cap Portfolio (1)              0.00%             1.35%              1.35%
 Royce Premier Portfolio (1)                0.00%             1.35%              1.35%
 Royce Total Return Portfolio (1)           0.00%             1.35%              1.35%
===========================================================================================

(1) Investment management fees would be 1.25%, 1.00% and 1.00% and total fund annual expenses would be 3.24%, 2.99% and 2.99% for the Micro-Cap Portfolio, the Premier Portfolio, and the Total Return Portfolio, respectively, without the waivers of investment management fees by Royce. Royce has voluntarily committed to waive its fees and reimbursed fund expenses through December 31, 1997 to the extent necessary to maintain total fund annual expenses of each Fund at or below 1.35%.

SCUDDER VARIABLE LIFE INVESTMENT FUND

The portfolios of the Scudder Variable Life Investment Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BALANCED PORTFOLIO: Seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

BOND PORTFOLIO: Seeks high income from a high quality portfolio of bonds.

CAPITAL GROWTH PORTFOLIO: Seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

GLOBAL DISCOVERY PORTFOLIO: Seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located around the world.

GROWTH & INCOME PORTFOLIO: Seeks long-term growth of capital, current income and growth of income from a portfolio consisting of common stocks and securities convertible into common stocks.

INTERNATIONAL PORTFOLIO: Seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

The investment adviser for each portfolio is Scudder, Stevens & Clark, Inc. ("Scudder"). Scudder's principal business address is Two International Place, Boston, Massachusetts 02110-4103. The principal underwriter of the portfolios is Scudder Investor Services, Inc., a Scudder subsidiary, located at Two International Place, Boston, Massachusetts 02110-4103.




==================================================================================================
                                                                           OTHER
                                                                         EXPENSES
                                                                          (AFTER        TOTAL FUND
                                               MANAGEMENT     12B-1      REIMBURSE-       ANNUAL
            FUNDS                                 FEE          FEE         MENT)         EXPENSES
--------------------------------------------------------------------------------------------------
SCUDDER VARIABLE LIFE
INVESTMENT FUND-(CLASS B SHARES)
 Balanced Portfolio                             0.475%        0.250%       0.125%         0.850%
 Bond Portfolio                                 0.475%        0.250%       0.135%         0.860%
 Capital Growth Portfolio                       0.475%        0.250%       0.055%         0.780%
 Global Discovery Portfolio (1)                 0.975%        0.250%       1.345%         2.570%
 Growth & Income Portfolio                      0.475%        0.250%       0.185%         0.910%
 International Portfolio                        0.863%        0.250%       0.187%         1.300%
==================================================================================================

(1) The ratio of operating expenses to average net assets for the Global Discovery Portfolio has been restated to reflect actual expenses. During 1996 the portfolio had an expense limitation of 1.50% which consisted of an investment management fee of 0.155% and other expenses of 1.345%.

THE STRONG FUNDS

The Strong Funds in which the Separate Account may currently invest and their investment objectives and fees are as follows:

STRONG DISCOVERY FUND II: Seeks capital growth by investing primarily in equity securities that are believed to represent attractive growth opportunities. The fund's investment advisor seeks companies, regardless of size or maturity, that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles.

STRONG GROWTH FUND II: Seeks capital growth by investing primarily in equity securities that are believed to have above-average growth prospects. The fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued.

STRONG INTERNATIONAL STOCK FUND II: Seeks capital growth by investing primarily in equity securities of issuers located outside the United States. The fund will normally invest in securities of issuers in at least three different countries.

STRONG SPECIAL FUND II: Seeks capital growth by investing in equity securities emphasizing investments in medium-sized companies that the investment advisor believes are under-researched and attractively valued. The fund's investment advisor looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices.

The investment adviser for each fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201. The principal underwriter of the funds is Strong Funds Distributors, Inc., located at P.O. Box 2936, Milwaukee, Wisconsin 53201.

================================================================================
                                        INVESTMENT     OTHER        TOTAL FUND
           FUND                         MANAGEMENT    EXPENSES   ANNUAL EXPENSES
--------------------------------------------------------------------------------
THE STRONG FUNDS
 Strong Discovery Fund II (1)             1.000%        0.210%        1.210%
 Strong Growth Fund II (1)                1.000%        1.000%        2.000%
 Strong International Stock Fund II (1)   1.000%        0.900%        1.900%
 Strong Special Fund II (1)               1.000%        0.170%        1.170%
================================================================================

(1)  As of December 31, 1996.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies, with favorable prospects for both increasing dividends and capital appreciation.

INTERNATIONAL STOCK PORTFOLIO: Seeks to provide capital appreciation through investment primarily in established companies based outside the United States.

LIMITED-TERM BOND PORTFOLIO: Seeks to provide a high level of income consistent with moderate fluctuation in principal value by investing primarily in investment-grade, corporate bonds.

MID-CAP GROWTH PORTFOLIO: Seeks to provide long-term capital appreciation by investing primarily in common stocks of medium-sized (mid-cap) growth companies. The portfolio will focus on companies with superior earnings growth potential that are no longer considered new or emerging, but are not yet well-established.

NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term capital growth by investing primarily in common stocks of U.S. growth companies operating in service industries. The portfolio invests in the stocks of large and small service companies expected by the fund's investment advisor to show superior earnings growth.

PERSONAL STRATEGY BALANCED PORTFOLIO: Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income by investing in a diversified portfolio of stocks, bonds, and money market securities.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Rowe Price-Fleming International Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price also serves as the principal underwriter of the portfolios.



================================================================================================
                                                INVESTMENT          OTHER          TOTAL FUND
            FUNDS                             MANAGEMENT FEE       EXPENSES      ANNUAL EXPENSES
------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
 Equity Income Portfolio (1)                       0.85%             0.00%            0.85%
 International Stock Portfolio (1)                 1.05%             0.00%            1.05%
 Limited-Term Bond Portfolio (1)                   0.70%             0.00%            0.70%
 Mid-Cap Growth Portfolio (1)                      0.85%             0.00%            0.85%
 New America Growth Portfolio (1)                  0.85%             0.00%            0.85%
 Personal Strategy Balanced Portfolio (1)          0.90%             0.00%            0.90%)
================================================================================================

(1) The investment management fee includes the ordinary expenses of operating the Funds.

WARBURG PINCUS PORTFOLIOS

The portfolios of Warburg Pincus Trust and Warburg Pincus Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EMERGING MARKETS PORTFOLIO: Seeks long-term growth of capital by investing primarily in equity securities of non- U.S. issuers consisting of companies in emerging securities markets.

FIXED INCOME PORTFOLIO: Seeks total return consistent with prudent investment management.

GLOBAL FIXED INCOME PORTFOLIO: Seeks total return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

INTERNATIONAL EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of non-U.S. issuers.

POST-VENTURE CAPITAL PORTFOLIO: Seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

SMALL COMPANY GROWTH PORTFOLIO: Seeks capital growth by investing in equity securities of small-sized domestic companies.

The investment adviser for each portfolio is Warburg, Pincus Counsellors, Inc. ("Warburg"). Warburg's principal business address is 466 Lexington Avenue, New York, New York 10017-3147. The principal underwriter of the portfolios is Counsellors Securities, a Warburg subsidiary, located at 466 Lexington Avenue, New York, New York 10017-3147.



=======================================================================================
                                                                         TOTAL FUND
                                                                       ANNUAL EXPENSES
                                          INVESTMENT        OTHER       (AFTER EXPENSE
         PORTFOLIOS                     MANAGEMENT FEE     EXPENSES     REIMBURSEMENTS)
---------------------------------------------------------------------------------------
WARBURG PINCUS TRUST
 Emerging Markets Portfolio (1)              0.45%           0.95%            1.40%
 Fixed Income Portfolio (2)                  0.48%           0.51%            0.99%
 Global Fixed Income Portfolio (2)           0.52%           0.47%            0.99%
 International Equity Portfolio (3)          0.96%           0.40%            1.36%
 Post-Venture Capital Portfolio (1)          0.62%           0.78%            1.40%
 Small Company Growth Portfolio (3)          0.90%           0.26%            1.16%
======================================================================================

(1) Absent the waiver of fees by the Portfolio's investment adviser and co-administrator, investment management fees for the Emerging Markets Portfolio and the Post-Venture Capital Portfolio would each equal 1.25%; other expenses would equal 0.95% and 0.82%, respectively; and total fund annual expenses would equal 2.20% and 2.07%, respectively. Other expenses for each portfolio are based on annualized estimates of expenses for the fiscal year ending December 31, 1997, net of any fee waivers or expense reimbursements. The investment adviser and co-administrator have undertaken to limit each portfolio's total fund annual expenses to the limits shown in the table above through December 31, 1997.

(2) Absent the waiver of fees by the Portfolio's investment adviser and co-administrator, investment management fees would equal 0.50% and 1.00%, other expenses would equal 0.65% and 0.55% and total portfolio annual expenses would equal 1.15% and 1.55% for the Fixed Income and Global Fixed Income Portfolios, respectively. Other expenses are based upon annualized estimates of expenses for the fiscal year ending December 31, 1997, net of any fee waivers or expense reimbursements. The investment adviser and co-administrator have undertaken to limit each portfolio's total annual expenses to the limits shown in the table above through December 31, 1997.

(3) Investment management fees, other expenses and total fund annual expenses are based on actual expenses for the fiscal year ended December 31, 1996, net of any fee waivers or expense reimbursements. Without such waivers or reimbursements, investment management fees would have equalled 1.00% and 0.90%; other expenses would have equalled 0.40% and 0.27%; and total fund annual expenses would have equalled 1.40% and 1.17% for the International Equity and Small Company Growth Portfolios, respectively. The investment adviser and co-administrator have undertaken to limit total fund annual expenses to the limits shown in the table above through December 31, 1997.


A FULL DESCRIPTION OF THE FUNDS, THEIR INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, THEIR EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, AND ALL OTHER ASPECTS OF THEIR OPERATIONS IS CONTAINED IN THE PROSPECTUSES FOR EACH AVAILABLE FUND AND IN THE RELATED STATEMENTS OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET. SUBJECT TO COMPLIANCE WITH APPLICABLE LAW, PRUDENTIAL MAY CEASE OFFERING ANY FUND AND MAY SUBSTITUTE ANOTHER MUTUAL FUND FOR ANY FUND.


THE EXPENSES RELATING TO THE FUNDS (OTHER THAN THOSE OF THE SERIES FUND) HAVE BEEN PROVIDED TO PRUDENTIAL BY THE FUNDS, AND HAVE NOT BEEN INDEPENDENTLY VERIFIED BY PRUDENTIAL.

THE FIXED ACCOUNT

A Participant may elect to allocate all or part of the amount in his or her Certificate Fund to the Fixed Account. The amount so allocated or transferred becomes part of Prudential's general assets, commonly referred to as the general account. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Participants do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Certificate Fund allocated to the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate may not be less than an effective annual rate of 4%, but Prudential may in its sole discretion periodically declare a higher rate. At least annually and on request, a Participant will be advised of the interest rate that currently applies to his or her Certificate. Under certain Group Contracts, interest rates may be determined based on the contract year the premium payments were received.

By allocating premium payments to the Fixed Account in amounts sufficient to cover the monthly Certificate Fund charges, a Participant can use the Certificate as a way to obtain life insurance coverage, with little or no accumulation of Cash Surrender Value. Even such a Participant retains, of course, the option to build a Cash Surrender Value by paying larger premiums and applying the excess amount to any of the investment options available under the Certificate.

Transfers from the Fixed Account are subject to strict limits. See TRANSFERS, page 31. The payment of any Cash Surrender Value attributable to the Fixed Account may be delayed for up to 6 months. See WHEN PROCEEDS ARE PAID, page 46.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and Prudential has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Account are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

                   DETAILED INFORMATION ABOUT THE CERTIFICATES

ISSUANCE OF A CERTIFICATE


Eligible Group Members wishing to obtain insurance coverage through the Group Contract must complete the appropriate enrollment form and undergo any required medical underwriting, including in some cases a medical examination. If the enrollment form is accepted, Prudential will issue a Certificate to that individual (the "Participant") which will describe the rights, benefits, coverage, and obligations with respect to the coverage. The minimum Face Amount for a Certificate is $10,000. The maximum age at which a Certificate may initially be issued is generally 74. The maximum age beyond which a person may no longer be covered under a Certificate is generally 100. At that time the Participant may: (1) elect to receive the Cash Surrender Value of the Certificate; (2) elect to purchase Paid-Up Insurance; or (3) continue to hold the Certificate. If option 3 is chosen, monthly charges attributable to the cost of insurance and additional insurance benefits will be waived and the Death Benefit will equal the Certificate Fund reduced by any Certificate Debt and any outstanding charges. In addition, the Participant cannot make premium contributions, although loan repayments will be permitted. Prudential believes a cash distribution upon termination of coverage will be subject to the same tax treatment as other cash surrenders. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42. Particular Group Contracts may provide that coverage under a Certificate will terminate at less than age 100. Participants should refer to their particular Certificate and Group Contract for the details of when coverage will terminate.


Generally, the Participant is the Covered Person under a Certificate. Some Group Contracts, however, may permit an Eligible Group Member to also apply for a Certificate naming his or her spouse as the Covered Person. A separate Certificate will be issued for such spousal coverage but, under each Certificate the Participant and/or Assignee(s) are the only persons eligible to exercise the rights provided under the Certificate.

APPLICANT OWNER PROVISION

The "applicant owner provision," included as part of the Group Contract, allows an "eligible applicant owner" to apply for insurance coverage on the life of an Eligible Group Member. An "eligible applicant owner" is a person other than the Eligible Group Member who may be, but is not limited to, the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust of which the Eligible Group Member is the grantor. At any one time, only one person may be an "eligible applicant owner" with respect to a Certificate.

The "eligible applicant owner" must complete the appropriate enrollment form, which may require the Eligible Group Member to undergo any required medical underwriting, including in some cases a medical examination. The enrollment form must also be signed by the Eligible Group Member. If the enrollment form is accepted, Prudential will issue a Certificate to the "eligible applicant owner" which will describe the rights, benefits, coverage, and obligations with respect to the coverage. References in this prospectus to "Participant" will be deemed to include reference to an "eligible applicant owner".

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Certificate may be returned for a refund within 10 days after it is received by the Participant. Some states allow a longer period of time during which a Certificate may be returned for a refund. A refund can be requested by mailing or delivering the Certificate to Prudential (or Prudential's designated agent) at the address specified in the Certificate. The Participant who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience. However, if applicable state law so requires, the Participant will then receive a refund of all premium payments made, plus or minus any change due to investment experience in the value of the invested portion of the premiums, calculated as if no charges had been made against the Separate Account or the Funds. During the first 20 days following the Certificate Date, premium payments will be invested in the Series Fund money market portfolio. Prudential also reserves the right to limit contributions during the Free Look period.

PROCEDURES

The procedures for submitting enrollment forms, premium payments, transfer orders, reallocations, loan or withdrawal requests or other communications relating to the Participant's insurance will depend on the specific terms of the particular Group Contract. Under some Group Contracts, communications relating to a Participant's insurance may be submitted to the Contractholder or its agent who then passes the communications on to Prudential. Under some Group Contracts, the Participant may communicate directly with Prudential (or Prudential's designated agent) with respect to certain types of transactions. Each Group Contract and the Certificates issued thereunder will set forth the applicable procedures, so a Participant should consult those documents in determining how to submit a payment or document, make transfers, request loans and withdrawals, or reallocate premium payments. In all cases, enrollment forms and other documents, payments, orders and all other communications will be deemed received by Prudential when received in good order at the address specified in the Certificate.

PREMIUMS

Participants will generally have flexibility in determining the amount and timing of premium payments, although a Participant may be required to pay an appropriate specified initial premium to become a Participant. The minimum initial premium will vary by group, but will always be no more than 50% of the Guideline Annual Premium. A Certificate will remain in force so long as the Certificate Fund is sufficient to cover monthly charges. In general, if the Certificate Fund minus Certificate Debt and outstanding charges on any Monthiversary is insufficient to cover the charges for that month, then the coverage will be in default and a grace period will begin. See LAPSE, page 40. Some Contracts may provide that if a Participant pays certain specified premiums during the first two Certificate Years, the Certificate will not go into default even if the Certificate Fund is insufficient to cover monthly charges. Participants should refer to their particular Certificates for the details of this default protection.

In addition to any premium paid on a routine basis, for example through salary deduction, a Participant may make additional premium payments at any time, subject to any applicable charges. There is no minimum amount for premiums paid on a routine basis, but any additional premium payment must be at least $100. Prudential reserves the right to limit the amount of such additional premiums.

The method by which premiums will be paid will be set forth in the Group Contract. Some Participants will make payments to the Contractholder (or its agent), which will then remit them to Prudential as premium payments. Prudential will then allocate net premium payments it receives to the Participant's investment options according to the instructions received. Other Participants will make payments directly to Prudential at the address specified in their Certificate or authorize Prudential (or Prudential's designated agent) to receive payment using electronic funds transfers or credit/debit cards. There may be higher monthly administrative charges when premium payments are made directly to Prudential. See CHARGES AND EXPENSES, page 35


Due to the payment of additional premiums, or investment growth, the total amount of insurance may have to be increased for the insurance to continue to qualify as life insurance for federal tax purposes. In addition, if a Participant makes premium payments in excess of certain limits, the tax status of the insurance may change to that of a "Modified Endowment Contract" under
Section 7702A of the Internal Revenue Code, which could be significantly disadvantageous from a tax standpoint. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42. Prudential reserves the right not to accept or to return any premium payment which would cause a Participant's insurance to fail to qualify as life insurance under applicable tax laws, or which would increase the Death Benefit by more than it increases the Certificate Fund.

EFFECTIVE DATE OF INSURANCE

A Participant's insurance will go into effect on the first Contract Monthiversary after his or her enrollment form for participation under the Group Contract, including underwriting, if any, is approved. That effective date is the Certificate Date.

ALLOCATION OF PREMIUMS

BEFORE OR ON CERTIFICATE DATE. All premium payments (less any applicable charges) received before the Certificate Date will not be invested and will be deposited, for the benefit of the Participant, in Prudential's general account. All premium payments received on the Certificate Date will be applied to the Series Fund money market portfolio as of the Certificate Date, after the deduction of any applicable charges, see CHARGES AND EXPENSES, page 35. Such Net Premiums will be invested as of the Certificate Date in the Series Fund money market portfolio for 20 days and will thereafter be allocated to the investment options selected by the Participant.


AFTER CERTIFICATE DATE. Premium payments made after the Certificate Date will be reduced by any applicable charges. See CHARGES AND EXPENSES, page 35. Assuming the Certificate has been effective for 20 days, such Net Premiums will be allocated to the investment options selected by the Participant as of the end of the Valuation Period in which Prudential (or Prudential's designated agent) receives such premium payments. Premium payments received within the first 20 days after the Certificate Date will be applied to the Series Fund money market portfolio.


CHANGING PREMIUM ALLOCATIONS. If his or her insurance is not in default, a Participant may change the way in which premiums are allocated among the available investment option(s). Such a change will be effective as of the end of the Valuation Period during which Prudential (or Prudential's designated agent) receives the Participant's request on a form approved by Prudential. The minimum percentage that a Participant may allocate to any available Subaccount or the Fixed Account is 5%, and all allocations must be in whole percentages. Currently, there is no transaction charge for reallocating future premiums, although Prudential reserves the right to impose a transaction charge in the future.

TRANSFERS

If his or her insurance is not in default, a Participant may transfer amounts from one available Subaccount to another available Subaccount, or to the Fixed Account. There is no limit on the number of transfers among available Subaccounts or to the Fixed Account. Under certain Group Contracts, Prudential may reserve the right to impose a transaction charge of up to $20 for each transfer in a Certificate Year after the twelfth transfer in that Certificate Year.

Transfers will take effect as of the end of the Valuation Period in which a proper transfer request is received by Prudential (or Prudential's designated agent) on a form approved by Prudential. The request may be in terms of dollars, such as a request to transfer $10,000 from one available Subaccount to another available Subaccount, or may be in terms of a percentage reallocation among available Subaccounts. The minimum amount that may be transferred from any one investment option is $100 or the entire balance in that investment option, whichever is less. For transfer requests in percentage terms, as with premium reallocations, the percentages must be in whole numbers and no allocation may be less than 5%.

Transfers from the Fixed Account to the available Subaccounts are currently permitted once each Certificate Year. The amount of that transfer cannot exceed $5,000 or 25% of the balance in the Fixed Account, whichever is greater. Such transfer requests will take effect as of the end of the Valuation Period in which a proper transfer request is received by Prudential (or Prudential's designated agent) on a form approved by Prudential. These limits are subject to change in the future.

DOLLAR COST AVERAGING


Each Group Contract will include a provision under which a Participant may elect Dollar Cost Averaging ("DCA"). DCA enables a Participant to systematically transfer specified dollar amounts or percentages from the Series Fund money market Subaccount to the other available Subaccounts at regular intervals. The Participant can elect that a certain number of transfers be made under the DCA feature.


To initiate DCA, a Participant must make a premium payment of at least $1,000 to the Series Fund money market Subaccount. The minimum transfer amount is $100. All DCA transfers will be made effective as of the end of the first Valuation Period following the first of the month. Election of this arrangement may occur at any time after the Certificate Date by properly completing the DCA election form and returning it to the address specified on the form. If the DCA election form is received by the tenth day of the month, then DCA processing will commence during the next month. If the DCA election form is received after the tenth day of a month, then DCA processing will commence during the month immediately following the next succeeding month. Any transfers made pursuant to DCA are not counted in determining the number of transfers subject to the transfer charge.

DCA will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the Series Fund money market Subaccount value is insufficient to complete the next transfer; (3) Prudential (or Prudential's designated agent) receives a written request for termination by the tenth of the month in order to cancel the transfer scheduled to take effect the following month (written requests received after the tenth day of the month will take effect during the month immediately following the next succeeding month); or (4) the Certificate is lapsed, surrendered or otherwise terminated.

There is currently no charge for DCA. Prudential reserves the right to charge for this feature in the future.


The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Subaccount with each transfer, more Subaccount units are purchased if the Subaccount unit value is low, and fewer Subaccount units are purchased if the unit value is high. Therefore, a lower than average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.


DEATH BENEFITS


A Death Benefit is payable upon the death of the Covered Person. The Death Benefit is generally the Face Amount of the Certificate, plus the value of the Certificate Fund as of the date of death. The Death Benefit otherwise payable will be reduced by any Certificate Debt and any past due monthly charges. If the insurance is kept in force for several years and/or substantial premium payments are made, the Certificate Fund may grow to a point where it is necessary to increase the Death Benefit in order to ensure that the insurance will satisfy the Internal Revenue Code's definition of life insurance. In that case, the Death Benefit (before the subtraction of Certificate Debt and outstanding charges) must, under most Group Contracts, at least equal the following "corridor percentage" of the Certificate Fund based on the insured's Attained
Age:

    INSURED'S             CORRIDOR     |      INSURED'S             CORRIDOR
  ATTAINED AGE           PERCENTAGE    |    ATTAINED AGE           PERCENTAGE
  ------------           ----------    |    ------------           ----------
      0-40                  250%       |         70                   115%
       41                   243        |         71                   113
       42                   236        |         72                   111
       43                   229        |         73                   109
       44                   222        |         74                   107
      ----                 -----       |        ----                 -----
       45                   215        |         75                   105
       46                   209        |         76                   105
       47                   203        |         77                   105
       48                   197        |         78                   105
       49                   191        |         79                   105
      ----                 -----       |        ----                 -----
       50                   185        |         80                   105
       51                   178        |         81                   105
       52                   171        |         82                   105
       53                   164        |         83                   105
       54                   157        |         84                   105
      ----                 -----       |        ----                 -----
       55                   150        |         85                   105
       56                   146        |         86                   105
       57                   142        |         87                   105
       58                   138        |         88                   105
       59                   134        |         89                   105
      ----                 -----       |        ----                 -----
       60                   130        |         90                   105
       61                   128        |         91                   104
       62                   126        |         92                   103
       63                   124        |         93                   102
       64                   122        |         94                   101
      ----                 -----       |        ----                 -----
       65                   120        |         95                   100
       66                   119        |         96                   100
       67                   118        |         97                   100
       68                   117        |         98                   100
       69                   116        |         99                   100


Alternatively, certain Group Contracts may be issued under the cash value accumulation test of the Internal Revenue Code. In such a case, the Death Benefit under a Certificate (before the subtraction of Certificate Debt and outstanding charges) must at least equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the covered person's attained age. For this purpose, Net Single Premiums are based upon the 1980 CSO Table.


The Death Benefit may be received in a lump sum. Alternatively, Prudential or the Contractholder may elect for Death Benefits to be deposited into Prudential's Alliance Account. However, the Participant or beneficiary can receive the Death Benefit in the form of a check upon request instead of having the Death Benefit deposited to the Alliance Account.

The Alliance Account is an interest-bearing account that holds the Death Benefit while the Participant or the beneficiary takes time to consider other options. The Participant or the beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of their funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Proceeds placed in the Alliance Account can be transferred to other modes of settlement at any time. The proceeds contained in the Alliance Account are part of Prudential's general account.

The Participant or the beneficiary may arrange with Prudential for the Death Benefit to be paid in another mode of settlement other than the payment options listed above. The following settlement options can be selected by the Participant or the beneficiary if the Death Benefit is $1,000 or more. More than one option can be selected.

OPTION 1:  PAYMENTS FOR A FIXED PERIOD

     The Death Benefit plus interest is paid over a fixed number of years
     (1 - 25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that a Participant or beneficiary will receive. The Participant or beneficiary may withdraw the total present value of payments not yet made at any time.

OPTION 2:  PAYMENTS IN INSTALLMENTS FOR LIFE

     The Death Benefit provides monthly payments in installments for as long as the beneficiary lives. The beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If the beneficiary dies before Prudential has made all guaranteed payments, Prudential will pay the present value of the remaining guaranteed payments to a payee the beneficiary designated.

OPTION 3:  INTEREST INCOME

     The Death Benefit remains with Prudential and earns interest. This option allows the Participant or beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income payment may be received monthly, quarterly, semi-annually or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that a Participant or beneficiary will receive.

OPTION 4:  PAYMENTS OF A FIXED AMOUNT

     The Participant or beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid over the selected number of years. The payment may be received monthly, quarterly, semi-annually or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that a Participant or beneficiary will receive. Any interest credited will be used to extend the payment period.

OPTION 5:  CERTIFICATE OF DEPOSIT

     The Death Benefit is used to purchase a certificate of deposit that is issued by The Prudential Bank. Certificates of Deposit (CDs) are investments that allow a Participant or beneficiary to choose a variety of short- and long-term deposit options. They are designed to pay interest monthly, quarterly, semi-annually, annually or at maturity. Interest rates are guaranteed for the term of the CD. There is generally a $10,000 minimum amount for this option.

Under each of the above options, each payment must generally be at least $20.

A beneficiary life claim guide is available upon request. This guide explains in more detail the modes of payment and settlement options that are available.

CHANGES IN FACE AMOUNT

Some Group Contracts may allow Participants to elect to increase the Face Amount of their insurance at certain times. Other Group Contracts may provide for increasing Face Amounts based on factors such as salary increases. Additional underwriting requirements may have to be satisfied in either case. An increase in the Face Amount will result in higher insurance charges because the net amount at risk for Prudential will increase.

Some Group Contracts may also permit Participants to decrease the Face Amount of their insurance at certain times. In no event, however, may the Face Amount be decreased below $10,000 or below the minimum amount required to maintain status as life insurance under the federal tax laws.


Under certain Group Contracts, there may be a retirement/age related adjustment in the Participant's Face Amount. Under the retirement/age adjustment provision, the Face Amount is adjusted at a predetermined age or qualifying event ("triggering event") to an amount equal to five times the then-existing value of the Certificate Fund. However, in no event will the adjusted Face Amount exceed the then-existing Face Amount or be less than $25,000. This adjustment in the Face Amount occurs at the latest of retirement, age 70, or the tenth Certificate Anniversary. For Portable Certificates and Certificates issued under the Dependent Benefits Life coverage, the adjustment will occur at the latest of age 70 or the tenth Certificate Anniversary. The retirement/age adjustment to the Participant's Face Amount will be determined as of the end of the Valuation Period in which the triggering event occurs but the actual adjustment to the Participant's Face Amount will be effective the first contract Monthiversary following this determination.

An increase or decrease in Face Amount, or the addition or removal of certain additional insurance benefits, may create the potential for the insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. This is particularly true of decreases in Face Amount during the first seven years that insurance is in force. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42. In addition, a decrease in coverage may limit the amount of premiums that a Participant may contribute in the future.

CHARGES AND EXPENSES

The maximum deductions and charges described below will not be increased by Prudential with respect to any Certificate in effect regardless of any changes in mortality and expense experience. Where current charges are lower than maximum charges, Prudential reserves the right to increase the current charges, although it has no present intention to do so. Participants should refer to their particular Group Contract and Certificate for further information on applicable charges.

CHARGES DEDUCTED FROM PREMIUMS. The following charges are deducted from premium payments before they are invested in the Separate Account or the Fixed Account.

1. Charges for Taxes Attributable to Premiums. A charge for taxes attributable to premiums is deducted from each premium payment. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based on the amount of premium received by Prudential. That charge is currently made up of two parts. The first part is for state and local premium taxes and is currently equal to 2.25% of the premium received by Prudential. For certain Group Contracts, the charge may equal up to 5%. The second part is for federal income taxes measured by premiums and is currently equal to 0.35% of premiums received. Prudential believes that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code. These charges may be increased if the cost of Prudential's taxes related to premium payments are increased.

2. Processing Fee. A charge of up to $2 may be deducted from each premium payment from a Participant to cover the costs of collecting and processing premiums. This charge may be reduced or eliminated on certain Group Contracts. See REDUCTION OF CHARGES, page 37.

3. Sales Charge. A sales charge may be deducted to pay part of the costs Prudential incurs in selling the Group Contract and the coverage under the Group Contract, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The maximum charge is equal to 3.5% of each premium payment. This charge may be reduced or eliminated on certain Group Contracts. See REDUCTION IN CHARGES, page 37.

MONTHLY CERTIFICATE FUND CHARGES. The following charges are deducted monthly from the Certificate Fund, pro-rata from each Subaccount and the Fixed Account. Monthly Certificate Fund charges will generally be processed on the Monthiversary. However, under certain Group Contracts, monthly Certificate Fund charges for a particular Monthiversary may be made when premiums are received by Prudential (or its designated agent) from the Contractholder. Under no Group Contract, however, will the monthly Certificate Fund charges for any given Monthiversary be deducted later than 45 days past the applicable Monthiversary.

1. Cost of Insurance. On each contract Monthiversary, Prudential will deduct a charge for the cost of the Participant's insurance. When a Covered Person dies, the amount paid to the beneficiary is generally larger than the Certificate Fund. The cost of insurance charges are designed to enable Prudential to pay this larger Death Benefit. The charge is determined by multiplying the "net amount at risk" under a Certificate (the amount by which the Certificate's Death Benefit, computed as if there was no Certificate Debt, exceeds the Certificate Fund) by the cost of insurance rate applicable to the Covered Person. The cost of insurance rates are based on the age and rate class of the Covered Person, mortality characteristics of the group, and particular aspects of the Group Contract, such as the rate class structure and portability of the coverage. Separate cost of insurance rates may apply to Certificates continued on a Portable basis. Since the cost of insurance rate applicable under a Certificate increases as the Covered Person ages, the monthly cost of insurance charge deducted from the Certificate Fund will increase as the Covered Person ages, and this increased charge will be reflected in the Cash Surrender Value and Death Benefit under a Certificate.

     Under some Group Contracts, any additional insurance benefits provided may be taken into account in determining the cost of insurance rates. The rate classes for a particular Group Contract may include classes for smokers and nonsmokers, active and retired Participants, Portable Certificates, and other criteria agreed to by Prudential and the Contractholder.

     The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses (including, in some instances, those for additional insurance benefits) and may be adjusted periodically, based on a number of factors including the number of Certificates in force, the number of Certificates surrendered or becoming Portable and the actual and anticipated mortality and expense experience of the group. The expense experience considered by Prudential in this regard includes whether a Group Contract sponsor or a party acting on the sponsor's behalf performs administrative or other services related to the Certificates and the extent to which the sponsor may receive compensation for its services. Any change in the cost of insurance rates will apply to all persons of the same age, rate class, and group. Certificates continued on a Portable basis may be considered a separate group. The cost of insurance rate applicable to a Participant may not, however, be greater than the guaranteed cost of insurance rate set forth in his or her Certificate. That guaranteed rate will be no higher than a rate based upon 150% of the 1980 CSO Table. The maximum guaranteed rates are 150% of the 1980 CSO Table because Prudential uses simplified underwriting and guaranteed issue procedures that may not require a medical examination of a prospective Covered Person and may provide coverage to groups with substandard risk characteristics from an underwriting standpoint. The current cost of insurance charges are generally lower than 100% of the 1980 CSO Table.

2. Charge for Additional Insurance Benefits. Under certain Group Contracts, Participants may obtain certain additional insurance benefits. See ADDITIONAL INSURANCE BENEFITS, page 48. Where such additional insurance benefits are not taken into account in determining the cost of insurance charge as discussed above, a separate charge for any such additional insurance benefits obtained under a Certificate will be deducted each Monthiversary from the Participant's Certificate Fund.

3. Administrative Charge. An administrative charge may be deducted on each contract Monthiversary. It is intended to pay for maintaining records, and communicating with Contractholders and Participants. It is currently not more than $3 per month and is guaranteed not to exceed $6 per month. This charge may be reduced or eliminated on certain Group Contracts. See REDUCTION OF CHARGES, page 37.

4. Other Taxes. Prudential reserves the right to deduct a charge to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Separate Account. Currently, no such charges are made.

DAILY DEDUCTION FROM THE SUBACCOUNTS OF THE SEPARATE ACCOUNT. Each day a charge is deducted from the assets of each of the Subaccounts in an amount currently equal to an effective annual rate of 0.45%. The charge is guaranteed not to exceed an effective annual rate of 0.90%. This charge is intended to compensate Prudential for assuming the mortality and expense risks of the insurance provided through the Group Contract. The mortality risk assumed is that Covered Persons may live for shorter periods of time than Prudential estimated when it determined the mortality charge. The expense risk assumed is that expenses incurred in issuing and administering the insurance will be greater than Prudential estimated in fixing its administrative charges. Prudential will realize a profit from this risk charge to the extent it is not needed to provide benefits and pay expenses under the Certificates. This charge is not assessed on amounts allocated to the Fixed Account.

TRANSACTION CHARGES. There may be charges associated with surrenders, partial withdrawals, loans, transfers and additional statement requests. These charges are described in the prospectus section dealing with the transaction itself.


EXPENSES INCURRED BY THE FUNDS. The charges and expenses of the Funds are indirectly borne by the Participants. Details about investment management fees and other underlying fund expenses are provided in the fee table and in the prospectuses for the available Funds and the related statements of additional information.


REDUCTION OF CHARGES

Prudential may reduce or waive the sales charges, processing fee, and/or other charges under certain Group Contracts, where it is expected that the Group Contract will involve reduced sales or administrative expenses. Prudential determines both the eligibility for such reduced or waived charges, as well as the amount of such reductions, by considering the following factors: (1) the size of the group; (2) the total amount of premium payments expected to be received; (3) the expected persistency of the individual Certificates; (4) the purpose for which the Group Contract is purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in or waivers of charges for cases may be contractually guaranteed; other reductions or waivers may be discontinued or modified by Prudential. Prudential's reductions in, or waivers of, charges for these cases will not be unfairly discriminatory to the interests of any individual Participants.

DIVIDENDS/EXPERIENCE CREDITS

Because the Group Contract is issued by Prudential, a mutual life insurance company, it is a participating contract. This means it is eligible to be credited with part of Prudential's divisible surplus attributable to the Group Contract ("Dividends"), or a refund based on the experience of the case ("Experience Credits"), as determined annually by Prudential's Board of Directors. Most of these Group Contracts are expected to be priced such that there will be no source of distributable surplus attributable to these Group Contracts and no refunds based on experience. Prudential may, however, issue these Group Contracts in certain cases on terms such that Dividends or Experience Credits may be declared.

The method of distribution of any Dividends or Experience Credits may vary depending on the terms of a particular Group Contract. Dividends or Experience Credits that are reinvested as premiums will be subject to the charges made for premium payments. If an individual Participant becomes a Portable Certificate holder, he or she will no longer be entitled to receive any Dividends or Experience Credits under the Group Contract.

Participants should refer to their Group Contract for details on Dividends or Experience Credits.

CASH SURRENDER VALUE

The Cash Surrender Value of the Certificate is equal to the Participant's Certificate Fund, reduced by any Certificate Debt, outstanding charges, and any applicable transaction charge. The Certificate Fund on any day equals the sum of the amounts in the Subaccounts, the amount invested in the Fixed Account, and the Loan Account. See LOANS, page 39. The Cash Surrender Value will change daily, reflecting the Net Premiums paid, withdrawals made, the increases or decreases in the value of the Fund shares in which the assets of the Subaccounts have been invested, interest credited on any amounts allocated to the Fixed Account and on the Loan Account, interest accrued on any loan, and by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Cash Surrender Value will also reflect monthly charges. Upon request, Prudential (or Prudential's designated agent) will inform a Participant as to the Cash Surrender Value of his or her Certificate. There is no guaranteed minimum Cash Surrender Value and it is possible for the Cash Surrender Value of a Certificate to decline to zero.


The tables on pages T-1 and T-2 (following page 5) of this prospectus illustrate approximately what the Cash Surrender Values would be for selected Certificates with the specified premium payments (assuming uniform hypothetical investment results in the selected Subaccount portfolios).

FULL SURRENDERS


A Participant may surrender his or her Certificate for its Cash Surrender Value at any time. All insurance will end at that time. Prudential will pay the Cash Surrender Value calculated as of the end of the Valuation Period during which Prudential (or Prudential's designated agent) receives the Participant's request on a form approved by Prudential, and the proceeds will be paid as described in WHEN PROCEEDS ARE PAID, page 46. Under certain Group Contracts, there may be a transaction charge of up to the lesser of $20 or 2% of the amount received upon surrender. A surrender may have tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.


ELECTION OF PAID-UP INSURANCE

At any time, a Participant may elect to exchange his/her existing Group Variable Universal Life insurance coverage for fixed paid-up insurance on the life of the Covered Person with all or part of the Cash Surrender Value. The minimum amount of Cash Surrender Value that a Participant can transfer in such an exchange is $1,000. Under certain Group Contracts, a transaction charge of up to $20 may be made in connection with the exchange.

The paid-up insurance amount cannot be more than can be exchanged using the Certificate's Cash Surrender Value or more than the Death Benefit under the Certificate at the time the exchange is made. Once the exchange is made, Prudential may reduce any future amount of coverage for which the Participant is eligible under the Group Contract.

An exchange is effective as of the end of the Valuation Period during which Prudential (or its designated agent) receives the Participant's request on a form approved by Prudential. Once an exchange occurs, all coverages provided by the Certificate will end, including additional insurance benefits, if any.

An exchange may result in the paid-up insurance becoming a Modified Endowment Contract. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.

Any amounts not used in an exchange will be withdrawn from the Certificate Fund as of the end of the Valuation Period when the exchange was effective, and the proceeds will be paid as described in WHEN PROCEEDS ARE PAID, page 46. A withdrawal of a portion of the Cash Surrender Value of a Certificate may have tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.

PARTIAL WITHDRAWALS

A Participant may withdraw a portion of the Cash Surrender Value of his or her Certificate during the lifetime of the Covered Person and while the Certificate is not in default. When a partial withdrawal is made, an amount equal to the withdrawal will be taken out of each of the Participant's investment options on a pro-rata basis unless the Participant selects specific investment options. Such partial withdrawals will be effected as of the end of the Valuation Period during which Prudential (or Prudential's designated agent) receives the Participant's request on a form approved by Prudential, and the proceeds will be paid as described in WHEN PROCEEDS ARE PAID, page 46. Under certain Group Contracts, there is no limit on the number of partial withdrawals a Participant can take each year, but there may be a transaction charge for each withdrawal of up to the lesser of $20 or 2% of the amount of the withdrawal. This transaction charge will be deducted from the amount withdrawn from the Certificate Fund. A withdrawal of a portion of the Cash Surrender Value of a Certificate may have tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.

The minimum amount of any partial withdrawal is $200. The maximum amount of any partial withdrawal is the amount that would reduce the Certificate Fund (less any Certificate Debt and outstanding charges) to an amount equal to the next month's charges. Any withdrawal greater than that amount will not be permitted because it would cause the Certificate to default. Upon request, Prudential (or Prudential's designated agent) will inform a Certificate owner how much Cash Surrender Value may be withdrawn.

An amount withdrawn may not be repaid except as a premium payment subject to applicable charges.

LOANS

A Participant may borrow up to the Loan Value of the Certificate from Prudential. The Loan Value of a Certificate (before any applicable transaction charge) at any time is determined by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges. The minimum amount that may be borrowed at any one time is $200. A loan will not be permitted if Certificate Debt exceeds the Loan Value. Under certain Group Contracts, there may be a transaction charge up to $20 for each loan made. Loan proceeds will be paid as described in WHEN PROCEEDS ARE PAID, page 46.

Interest charged on any loan will accrue daily at an annual rate determined each year by Prudential. Interest payments on any loan are due at the end of each contract year. If interest is not paid when due, it will be added to the principal amount of the loan. Prudential will notify a Participant 31 days before the interest on the loan becomes due.

When a loan is made, an amount equal to the loan will be taken out of each of the Participant's investment options on a pro-rata basis unless the Participant selects specific investment options. At the same time, a Loan Account will be started for the Participant and will be credited with an amount equal to the loan. Prudential will generally credit interest to the amount in the Loan Account at an annual rate of 2% less than the interest rate on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

A Participant may repay a part or all of the loan at any time. Loans may be repaid by payment or by withdrawing amounts from the Certificate Fund. Participants should designate whether a payment is intended as a premium payment or as a loan repayment. If no such designation is made, the payment will be treated as a loan repayment. If a loan is repaid by using the Certificate Fund, Prudential will treat such repayment as a partial withdrawal from the Certificate Fund and under certain Group Contracts, there may be a transaction charge of up to the lesser of $20 or 2% of the amount of the withdrawal. A partial withdrawal from the Certificate Fund may have tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42. The balance in a Participant's Loan Account will be reduced by the amount of any loan repayment.

A Participant's Loan Account plus accrued interest ("Certificate Debt") may not exceed the value of the Certificate Fund. If the Certificate Debt equals this amount the Certificate will go into default. See LAPSE page 40.

If Certificate Debt is still outstanding when the Certificate is surrendered or allowed to lapse, the borrowed amount may become taxable. In addition, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.

Should a Death Benefit become payable while a loan is outstanding, or should the Certificate be surrendered while a loan is outstanding, any proceeds otherwise payable will be reduced to reflect the amount of the loan and any accrued interest.

A loan will have a permanent effect on a Certificate's Cash Surrender Value and may have a permanent effect on the Death Benefit. This is because the investment results of the selected investment options will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Cash Surrender Values will not be as high as they would have been if no loan had been made.

CERTIFICATE EXCHANGE PRIVILEGE

During the first 24 months following the issuance of a Certificate, the Participant may exercise the Certificate exchange privilege, which entails the exchange of the existing Group Variable Universal Life insurance coverage for a flexible premium fixed benefit life insurance coverage. An exchange results in the transfer of funds from the Separate Account to Prudential's general account. The exchange is effective as of the end of the Valuation Period during which Prudential receives the Participant's request on a form approved by Prudential. The Certificate acquired in the exchange will have the same Issue Age as the original Certificate. No evidence of insurability is required to effect such an exchange.

No transaction charge is currently imposed with respect to this exchange privilege. However, Prudential reserves the right to impose such a transaction charge in the future.

The Participant may also exercise the Certificate exchange privilege once during the first 24 months following the effective date of an increase in the Face Amount of a Certificate only for the amount of coverage that was increased. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.

TELEPHONE AND ELECTRONIC TRANSACTIONS

Some Group Contracts permit a Participant to transfer amounts among available investment options, make surrenders and partial withdrawals, and obtain loans by telephone or electronically, provided he or she is enrolled to use Prudential's telephone or electronic transfer system. Prudential will not be liable for following instructions communicated by telephone or electronically that it reasonably believes to be genuine. It has adopted security procedures reasonably designed to verify that such communications are genuine. Prudential cannot guarantee that Participants will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change or during system failures or power outages.

LAPSE

In general, a Certificate will remain in force so long as the balance in the Certificate Fund less Certificate Debt and outstanding charges is sufficient to pay the monthly charges when due. If it is not, the Participant's insurance is in default and will lapse if a grace period expires without a sufficient payment being made. Certain Group Contracts may provide that if a Participant pays certain specified premiums during the first two Certificate Years, the Certificate will not go into default even if the Certificate Fund is insufficient to cover monthly charges. Participants should refer to their particular Certificates for the details of this default protection. A Certificate that lapses with Certificate Debt may result in tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.

Prudential will send a notice to a Participant in default at the last known address on file with Prudential (or to Prudential's designated agent) specifying the amount of premium required to keep the Certificate in force and the date the payment is due. The grace period expires on the later of 61 days from the date of default or 30 days from the date notice was mailed. If Prudential (or Prudential's designated agent) does not receive the required premium payment within the grace period, the Participant's insurance will lapse and have no remaining value.

If the Covered Person dies during the grace period, the Death Benefit will be reduced by any past due monthly charges and any Certificate Debt.

TERMINATION OF A CONTRACTHOLDER'S PARTICIPATION IN GROUP CONTRACTS

The Contractholder may decide to terminate the Group Contract with Prudential. In addition, Prudential may terminate the Group Contract if the aggregate Face Amount of all Certificates and/or the number of Certificates issued under the Group Contract falls below the minimum permissible levels established by Prudential or the Contractholder or its agent fails to timely remit premiums to Prudential.


The party terminating participation in the Group Contract must provide ninety days written notice to the other party, as well as to all Participants, before terminating participation in the Group Contract. Termination of participation in the Group Contract means that the Contractholder or its agent will no longer remit premiums to Prudential under the Group Contract and that no new Certificates will be issued under the Group Contract. The effects on Participants of termination of the Contractholder's participation in the Group Contract are described in OPTIONS ON TERMINATION OF COVERAGE, page 41. The options available to Participants from Prudential may depend on what other insurance options are available to them. The Participant should refer to the Group Contract and Certificate for further details on termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS


The terms of each Group Contract will determine the effect on a Participant's insurance coverage if the Participant is no longer an Eligible Group Member. Some Group Contracts may provide that insurance coverage will continue even if the Participant is no longer an eligible member of the group. Under such Group Contracts, within 61 days after the Participant is no longer eligible under the Group Contract, Prudential will notify the Participant that Prudential will begin mailing periodic premium reminders directly to the Participant, who will remit premium payments directly to Prudential or authorize Prudential to receive payment using electronic funds transfers or credit/debit cards. Continuation of insurance may be subject to certain conditions and limitations specified in the Group Contract. The notice will also explain the Participant charges and expenses applicable to Portable Certificates. See CHARGES AND EXPENSES, page 35. These charges and expenses may be higher than those paid by the Participant while he or she was still an Eligible Group Member, but will not exceed the maximum charges and expenses described in this prospectus. Continuation as a Portable Certificate holder may be conditioned on maintenance of a specified minimum Certificate Fund value.


Under other Group Contracts, the portability privileges described above will not be available. Participants under those Group Contracts will have the options described in the next section of this prospectus.

OPTIONS ON TERMINATION OF COVERAGE

Insurance coverage obtained through a Group Contract will terminate when the Group Contract itself terminates. Some Group Contracts also provide that coverage purchased by an individual Participant will terminate when the Participant is no longer an Eligible Group Member.

When the Contractholder's participation in the Group Contract terminates, the effect on individual Participants depends on whether the Contractholder replaces the Group Contract with another life insurance contract(s) that provides for accumulation of cash value. In general, if the Contractholder does enter into such a contract, Certificates will be terminated and the Cash Surrender Value of each such Certificate will be directly transferred to the new contract unless the Participant elects to receive the Cash Surrender Value of the Certificate. Some Group Contracts may, however, provide that Certificates can continue on a Portable basis unless the Participant elects to transfer the Cash Surrender Value to the new life insurance contract or to surrender the Certificate. Certain conditions and limitations may apply and are specified in the Group Contract. Participants should consult the Group Contract and Certificate concerning issuance of Portable Certificates in these circumstances.

If the Contractholder does not enter into a new life insurance contract(s) that provides for accumulation of cash value, Participants will have the following options and may also have the option of a Portable Certificate if the Group Contract so provides. Participants who are no longer Eligible Group Members will also have the following options under Group Contracts that do not provide for issuance of Portable Certificates to such persons.


CONVERSION. A Participant may elect to convert the Certificate to an individual life insurance policy without showing evidence of insurability. If a Participant elects this option, he or she must apply for the individual contract and pay the first premium within 31 days after the coverage under the Group Contract ends. The Participant may select any form of individual life insurance (other than term insurance) that Prudential normally makes available to insureds who are the same age and requesting the same amount of insurance, provided that the Participant has been insured for at least five years (or less under certain Group Contracts) under the Group Contract and any other Prudential rider or Group Contract replaced by this insurance. Premiums will be based on the form and amount of insurance elected by the Participant, as well as the Covered Person's risk class and age.

If the insurance is ending because the Participant is no longer eligible to participate in the Group Contract, the amount of insurance under the individual policy cannot be more than the Face Amount of the Certificate under the Group Contract. If the insurance is ending because the Group Contract is terminating, the amount of individual insurance may, depending on applicable state law, be limited to the lesser of (1) $10,000 or (2) the Face Amount of the Certificate under the Group Contract less the amount of any group insurance for which the Participant becomes eligible for in the next 45 days.

If a Covered Person dies within 31 days after the insurance ends under the Group Contract, and the Participant had the right to convert to an individual policy, a Death Benefit equal to the amount of individual insurance on the Covered Person the Participant could have purchased upon conversion will be payable by Prudential.

PAID-UP INSURANCE. The Participant may elect to purchase fixed paid-up insurance on the Covered Person with the Cash Surrender Value of the Certificate. The Participant must have at least $1,000 of Cash Surrender Value for this option to be available. The insurance amount will depend on the Cash Surrender Value on the date of termination and the age of the Covered Person but cannot exceed the Death Benefit immediately before the paid-up purchase. The Participant must elect this option within 61 days of the date on which the Certificate coverage would end. The election is effective as of the end of the Valuation Period during which Prudential (or its designated agent) receives the Participant's request on a form approved by Prudential. Acquisition of reduced paid-up insurance may result in that insurance becoming a Modified Endowment Contract. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.

PAYMENT OF CASH SURRENDER VALUE. The Participant may receive the Cash Surrender Value by surrendering the Certificate and making a proper request on a form approved by Prudential.

The above options apply whether the Participant or a spouse is the Covered Person under the Certificate. A Participant who does not choose any of the above options within 61 days of the date on which Certificate coverage would end will be provided with Paid-Up Insurance, if his or her Certificate has at least $1,000 of Cash Surrender Value and, if not, will be paid the Cash Surrender Value.

REINSTATEMENT

Except as indicated in the next sentence, a lapsed Certificate may be reinstated at any time within 3 years after the end of the grace period and before the Participant reaches the maximum age at which a Certificate may be held. A lapsed Certificate may not be reinstated if the Group Contract is terminated and the Participant would not have been permitted to retain the Certificate on a portable basis. To reinstate coverage, a Participant must submit the following items to Prudential (or Prudential's designated agent): (1) a written request for reinstatement; (2) evidence of insurability satisfactory to Prudential; and
(3) a premium payment (less any applicable charges) that is at least equal to the monthly Certificate Fund charges for the grace period plus the monthly Certificate Fund charges for two months. See CHARGES AND EXPENSES, page 35.


The reinstatement is effective on the Monthiversary following the date Prudential approves the request. The terms of the original Certificate will apply to the reinstated Certificate. A reinstated Certificate is subject to a new two year incontestability period and a new suicide exclusion period. See INCONTESTABILITY and SUICIDE EXCLUSION, page 46. All Certificate Debt is retired at the same time the Certificate lapses and will not be reestablished.


No transaction charge is currently imposed in connection with a reinstatement, although Prudential reserves the right to impose such a transaction charge in the future.

TAX TREATMENT OF CERTIFICATE BENEFITS


Each prospective Participant is urged to consult a qualified tax adviser. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Prudential believes the federal income tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.


TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL. The Certificate will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in section 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Certificate satisfy diversification requirements under section 817(h) of the Code. For further detail on diversification requirements, see the applicable Fund prospectuses.

Prudential believes that it has taken adequate steps under the Code and existing regulations under it to cause the Certificates to be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Participant should not be taxed on any part of the Certificate Fund, including additions attributable to interest, dividends, or appreciation; and (2) the Death Benefit should be excludable from the gross income of the beneficiary under section 101(a) of the Code.

Although Prudential believes the Certificate should qualify as "life insurance" for federal tax purposes, there are uncertainties. Section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations under Sections 101, 7702 and 7702A governing the treatment of life insurance policies that provide accelerated death benefits were issued in 1992. None of these proposed regulations have yet been finalized. Additional regulations under Section 7702 may also be promulgated in the future.


Moreover, IRS regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a Separate Account without causing the Participants instead of Prudential to be considered the owners of the underlying assets. Such guidance will be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the IRS in Rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contractholder may select the investment strategies, Participants have the choice of more Funds, including Funds with similar broad investment strategies and different investment managers, and Participants may be able to reallocate amounts between available Subaccounts more frequently than in such Rulings. While Prudential believes it will be considered the owner of the Separate Account assets, these differences could result in the Participant being considered the owner of the assets.

Prudential intends to comply with final regulations issued under Sections 7702 and 817. Therefore, because of this uncertainty, it reserves the right to make such changes as it deems necessary to assure that the Group Contract continues to qualify as variable life insurance for tax purposes. Any such changes will apply uniformly to affected Participants and will be made only after advance written notice to the Contractholder.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Certificate is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Certificates not so classified, and then with Modified Endowment Contracts.

     1. A surrender or lapse of the Certificate may have tax consequences. Under surrender, the Participant will not be taxed on the Cash Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Certificate Debt will, upon surrender or lapse, be added to the Cash Surrender Value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible.

          A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Certificate Years all or a portion of a withdrawal may be taxable if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

          Extra premiums for additional insurance benefits generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

          Loans received under the Certificate will ordinarily be treated as indebtedness of the Participant and will not be considered to be distributions subject to tax. However, if a loan is still outstanding when the Certificate is surrendered or allowed to lapse, the outstanding Certificate Debt will be taxable at that time to the extent the Cash Surrender Value exceeds gross premiums paid less the untaxed portion of any prior withdrawals.

     2. Some of the above rules are changed if the Certificate is classified as a Modified Endowment Contract under Section 7702A of the Code. It is possible for the Certificate to be classified as a Modified Endowment Contract under at least two circumstances: premiums in excess of the seven pay premiums allowed under Section 7702A are paid or a decrease in the Death Benefit or a removal of certain additional insurance benefits is made during the first seven Certificate Years. Moreover, the addition of certain additional insurance benefits (or an increase in the Death Benefit) after the Certificate Date may have an impact on the Certificate's status as a Modified Endowment Contract. Participants contemplating any of these steps should first consult a qualified tax adviser and their Prudential representative.


          If the Certificate is classified as a Modified Endowment Contract, then pre-death distributions, including loans, assignments and pledges are includible in income to the extent that the Certificate Fund exceeds the gross premiums paid for the Certificate increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the two year period prior to the Certificate becoming a Modified Endowment Contract.

          In addition, pre-death distributions from such Certificates (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to contracts owned by non-natural persons such as trusts.

          Under certain circumstances, multiple Modified Endowment Contracts issued to the same Participant during any calendar year will be treated as a single contract for purposes of applying the above rules.

Any Dividends or Experience Credits (to the extent not redeposited in the Certificate) will effectively reduce the gross premiums paid for purposes of the above rules.

TREATMENT AS GROUP TERM LIFE INSURANCE. Section 79 of the Code and the regulations thereunder provide for the treatment of certain life insurance as group term life insurance ("GTLI"). In most cases, employee-pay-all coverage under the Group Contract will not qualify as GTLI or be deemed to be part of an employer GTLI plan, and the Certificate will be treated the same as any individually purchased life insurance policy for tax purposes. However, depending on the structure of the arrangement under which the Group Contract is held, including other insurance plans offered by or through the employer, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, covered employees may be taxable on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING. The taxable portion of any amounts received under the Certificate will be subject to withholding to meet federal income tax obligations, if the Participant fails to elect that no taxes be withheld. Prudential will provide the Participant with forms and instructions concerning the right to elect that no taxes be withheld from the taxable portion of any payment. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Special withholding rules apply to payments to non-resident aliens.


OTHER TAX CONSIDERATIONS. Transfer of the Certificate to a new owner or assignment of the Certificate may have tax consequences depending on the circumstances. In the case of a transfer of the Certificate for valuable consideration, the Death Benefit may be subject to federal income taxes under
Section 101(a)(2) of the Code. In addition, a transfer of the Certificate to, or the designation of, a beneficiary who is either 37 1/2 years younger than the Participant or a grandchild of the Participant may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied under Sections 163 of the Code as personal interest or under Section 264 of the Code. Participants should consult a qualified tax adviser regarding the application of these provisions to their circumstances.


The individual situation of each Participant or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Participant or insured dies.

The earnings of the Separate Account are taxed as part of the operations of Prudential. Accordingly, the Separate Account does not intend to qualify as a regulated investment company under the Code.

The Certificate Exchange Privilege, whereby a Participant may exchange the existing Group Variable Universal Life Coverage for flexible premium fixed benefit life insurance coverage, is tax free provided that cash is not distributed to the Participant as part of the exchange and any existing loan is carried over to the new coverage. Additionally, the exchange could limit the amount of premiums that a Participant may pay without causing the Certificate to become a Modified Endowment Contract.

ERISA CONSIDERATIONS

DEFINITION OF AN EMPLOYEE BENEFIT PLAN. An "employee benefit plan" is defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") to include two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees - "pension" plans or "welfare" plans.

A "pension plan" under ERISA includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans qualified under Section 401(a) of the Code (for example, a "Section 401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment. The decision to invest plan assets in a Group Contract would be subject to these rules. Any plan fiduciary which proposes to cause a plan to acquire a Group Contract should consult with its counsel with respect to the potential consequences under ERISA and the Code of the plan's acquisition and ownership of such Contract.

A "welfare plan" under ERISA includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:
(i) no contributions are made by the employer for the coverage; (ii) participation in the program is completely voluntary for employees; (iii) the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and (iv) the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.


Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. Counsel and other competent advisers should be consulted to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA. If applicable, ERISA and Section 4975 of the Code impose certain restrictions on employee benefit plans subject to ERISA and/or subject to the requirements of Section 4975 of the Code, and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under the Code) (collectively, "parties in interest") and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. Counsel and other competent advisers should be consulted to determine the application of ERISA under these circumstances.


For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes: (1) the relationship between the agent and the insurer; (2) a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and (3) the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found under CHARGES AND EXPENSES, commencing on page 35. Information about sales representatives and commissions may be found under SALE OF THE CONTRACT AND SALES COMMISSIONS, on page 49.

Execution of a Group Contract by a Contractholder and an enrollment form by a Participant will be deemed to be an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds supported by the Separate Account within 7 days after receipt at the Prudential office specified in the Certificate or by Prudential's designated agent of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in good order. However, Prudential may delay payment of proceeds from the Subaccount(s) and the variable portion of the Death Benefit due under a Participant's insurance if the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any Cash Surrender Value allocated to the Fixed Account, and with respect to a Certificate in force as paid-up insurance, Prudential expects to pay the Cash Surrender Value promptly upon request. However, Prudential has the right to delay payment of such Cash Surrender Value for up to six months (or a shorter period if required by applicable law). Prudential will pay interest at the current Fixed Account rate, under the Group Contract, if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

BENEFICIARY

The Participant has the right to designate and name a beneficiary to receive Death Benefits under the Certificate. The Participant must designate a beneficiary on a form approved by Prudential. A Participant may change the beneficiary at any time without the consent of the present beneficiary in accordance with the terms of the Group Contract. If there is more than one beneficiary at the death of the Covered Person, each will receive equal payments unless otherwise specified by the Participant.

INCONTESTABILITY

After a Participant's Certificate has been in force during a Covered Person's lifetime for two years or, with respect to any change in the Certificate that requires Prudential's approval and could increase its liability, after the change has been in effect during the insured's lifetime for two years from the effective date of the change, Prudential will not contest its liability under the Certificate in accordance with its terms.

MISSTATEMENT OF AGE

If a Covered Person's stated age is incorrect in the Certificate, Prudential will adjust the Death Benefit payable, as required by law, to reflect the correct age.

SUICIDE EXCLUSION

Generally, if a Covered Person, whether sane or insane, dies by suicide within two years from the effective date of the Certificate, Prudential will pay no more under the Certificate than the sum of the contributions paid less any Certificate Debt, outstanding charges, and less any partial withdrawals.

If a Covered Person, whether sane or insane, dies by suicide within two years from the effective date of an increase in the Face Amount of insurance that was requested after issue and required approval, Prudential will pay, with respect to the amount of the increase, no more than the sum of the monthly charges attributable to the increase.

ASSIGNMENT

A Participant may assign the insurance coverage and all rights, benefits or privileges that he or she has under a Certificate. Prudential will be bound by an assignment of insurance or the rights, benefits or privileges under the insurance only if: (1) it is in writing; (2) it is signed by the Participant; and (3) Prudential receives a copy of the assignment at the Prudential office specified in the Certificate or at the address of Prudential's designated agent. Prudential is not responsible for determining the validity or legality of any assignment. References in this prospectus to rights that a Participant may exercise shall include exercise of such rights by any person to whom the Participant has validly assigned such rights. Assignment of a Certificate that is a Modified Endowment Contract could have adverse federal income tax consequences. See TAX TREATMENT OF CERTIFICATE BENEFITS, page 42.

VOTING RIGHTS

As stated above, all of the assets held in the Subaccounts of the Separate Account will be invested in shares of the corresponding portfolios of the Funds. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, Prudential will, as required by law, vote the shares of the Funds at any regular and special shareholders meetings the Funds hold in accordance with voting instructions received from Participants. A Fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares attributable to general account investments of Prudential, will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so.

Generally, a Participant may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Participants participating in such portfolios will vote separately by portfolio on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Fund shares for which instructions may be given by a Participant is determined by dividing the portion of the value of the Certificate Fund derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which each Participant may give Prudential instructions will be determined as of the record date chosen by the Board of the applicable Fund. Prudential will furnish Participants with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.


Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Participants of that action and its reasons for such action in the next annual or semi-annual report to Participants.


Participants also share with the owners of all Prudential contracts and policies the right to vote in elections for members of the Board of Directors of Prudential.

SUBSTITUTION OF FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the available portfolios of the Funds may become unsuitable for investment by Participants. This may occur because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or at the discretion of Prudential.

In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contractholders and Participants will be notified of such substitution.

ADDITIONAL INSURANCE BENEFITS

Depending on the terms of the Group Contract, one or more of the following additional insurance benefits may be available to Participants through their Group Contract. Under some Group Contracts, some or all of these benefits may be provided to all Participants while under other Group Contracts, individual Participants may elect whether to receive some or all of these benefits for an additional charge. The Participant should refer to the Group Contract and Certificate for further details on additional insurance benefits.

ACCELERATED DEATH BENEFIT. Under some Group Contracts, Participants may be provided an accelerated death benefit that allows the Participant to elect to receive an accelerated payment of part of the Certificate's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will generally be greater than the Certificate's Cash Surrender Value. The accelerated death benefit may be discounted for interest under certain Group Contracts and where permitted by law. Prudential may charge a fee not to exceed $350 for payment of an accelerated death benefit.

The following option may be available to the Participant depending on the terms of the Group Contract.

     Terminal Illness Option. This option is available if the Covered Person is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, Prudential will provide to the Participant an accelerated payment, which may be received in a lump sum, of the portion of the Death Benefit selected by the Participant as an accelerated death benefit.

No benefit will be payable if the Participant is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of accelerated death benefit that is available to an eligible Participant. Unless required by law, a Participant who has elected to receive an accelerated death benefit can no longer request an increase in the Face Amount of his or her Certificate, and the amount of future premium payments he or she can make will be limited.


Adding the accelerated death benefit to the Contract has no adverse consequences; however, electing to use it could. The Health Insurance Portability and Accountability Act of 1996 excludes from income, effective January 1, 1997, the accelerated death benefit if the insured is (1) terminally ill or (2) chronically ill (although the exclusion in the latter case may be limited). Receipt of an accelerated death benefit payment may also affect a Participant's eligibility for certain government benefits or entitlements.


ACCIDENTAL DEATH AND DISMEMBERMENT BENEFIT. Under some Group Contracts, Participants may be provided an accidental death and dismemberment benefit that provides insurance for accidental loss of life, sight, hand, or foot. This benefit will exclude losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war. It may be subject to other exclusions from coverage, age limitations, and benefit limitations set forth in the Group Contract.

EXTENDED DEATH PROTECTION DURING TOTAL DISABILITY. Under some Group Contracts, Participants will be provided with extended death protection during their total disability. Under this provision, even if a Participant's insurance (or that of a spouse) has otherwise ended, insurance equal to the Face Amount of the Certificate will continue if the Participant became totally disabled prior to age 60. The extended death protection will continue for successive one-year periods, generally until age 65, so long as the Participant provides satisfactory proof of continued total disability.

DEPENDENT LIFE BENEFITS. Under some Group Contracts, Participants may be provided dependent life benefits, which provide insurance on the life of a qualified dependent. A qualified dependent may be the Participant's spouse and/or unmarried child.

SEAT BELT COVERAGE. Under some Group Contracts, Participants may be provided seat belt coverage, which provides a benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. "Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Certain exclusions will apply.

REPORTS

At least once each Certificate Year, Participants will be sent statements that provide certain information pertinent to their own insurance. These statements detail values and transactions made and specific insurance data that apply only to each Participant. On request, a Participant will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable transaction charge not to exceed $20 for an additional report.

The Contractholder and each Participant will also be sent an annual and semi-annual report listing the securities held in each available portfolio of the Funds, as required by the 1940 Act. Records with respect to the Separate Account are kept in accordance with the 1940 Act.


If a Participant invests in the Series Fund through more than one variable insurance contract, then the Participant will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such Participant wishes to receive multiple copies of any such report, a request may be made by calling the telephone number listed on the inside cover page of this prospectus.


SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC ("PIMS"), a direct wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Group Contracts and Certificates. PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies. The Group Contracts and Certificates are sold by registered representatives of PIMS who are also authorized by state insurance departments to do so. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. The maximum commission that will be paid to the representative upon the purchase of the Contract is 15% of the premium payment received, and the amount paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment. The representative may be required to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation payable by Prudential. PIMS will generally receive a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract and will not exceed in the aggregate 15% of the premium payment.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment within the meaning of such term in the 1940 Act. The agreement, however, may be transferred by PIMS without the prior written consent of Prudential under the circumstances set forth in Rule 2a-6 under the 1940 Act. The agreement may be terminated at any time by either party upon 60 days written notice to the other party.

Sales expenses in any year are not equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge. See CHARGES AND EXPENSES, page 35.

RATINGS AND ADVERTISEMENTS


Prudential is rated by independent financial rating services, including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength of claims-paying ability of Prudential. They are not intended to rate the investment experience or financial strength of the Separate Account. Prudential may advertise these ratings from time to time. Furthermore, Prudential may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

PAYMENTS TO THIRD-PARTY ADMINISTRATORS AND ASSOCIATIONS SPONSORING PARTICIPATION IN THE GROUP CONTRACTS

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. Prudential reserves the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The financial statements included in this prospectus for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for years ended December 31, 1995 and December 31, 1994, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Stuart L. Liebeskind, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

LITIGATION

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate.

Pursuant to the Settlement, Prudential has agreed to provide an alternative dispute resolution process for class members who believe they were misled concerning the sale or performance of their life insurance policies. The Settlement also provides certain no-fault relief. The ultimate cost of the Settlement will depend on a variety of factors, including the number of policyowners who participate in the Settlement, the number of policyowners who are afforded relief and the remediation option they select. The administrative costs of implementing the Settlement are also subject to a number of complex uncertainties. In light of the uncertainties attendant to these and other factors, it is difficult at this time to estimate the ultimate cost of the Settlement to Prudential.


In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position.

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.


Further information may also be obtained from Prudential's office. The address and telephone number are set forth on the inside cover page (page i) of this prospectus.

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS


ATTAINED AGE -- A person's age as defined by the Group Contract.

CASH SURRENDER VALUE -- The amount payable to the Participant upon surrender of the Certificate. The Cash Surrender Value is equal to the Participant's Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

CERTIFICATE -- A document issued to an Eligible Group Member under a Group Contract, setting forth or summarizing the Participant's rights and benefits.

CERTIFICATE ANNIVERSARY -- The same date each year as the Certificate Date.

CERTIFICATE DATE -- The effective date of coverage under a Certificate.

CERTIFICATE DEBT -- The principal amount of any outstanding loans to the Participant under his or her Certificate plus any interest accrued thereon.

CERTIFICATE FUND -- The total amount credited to a Participant under his or her Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR -- The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY -- The same date each year as specified in the contract.

CONTRACT DATE -- The date as of which the Group Contract is issued.

CONTRACTHOLDER -- The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of an employer that joins a multiple employer trust, the employer exercises the rights accorded to a Contractholder as described throughout this prospectus.

COVERED PERSON -- The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.


DEATH BENEFIT -- The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

DIVIDEND -- A portion of Prudential's divisible surplus attributable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential's Board of Directors.

ELIGIBLE GROUP MEMBERS -- The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

EXPERIENCE CREDIT -- A refund that may be given under certain Group Contracts based on favorable mortality experience.

FACE AMOUNT -- The amount of life insurance in a Participant's Certificate. The Face Amount will be the minimum Death Benefit as long as the Participant's Certificate remains in force.

FIXED ACCOUNT -- An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate declared periodically in advance of the effective date of the new rate.

FUNDS -- The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests.

GROUP CONTRACT -- A Group Variable Universal Life insurance contract issued to the Contractholder by Prudential.

GUIDELINE ANNUAL PREMIUM -- A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise a Participant of the guideline annual premium under the Certificate.

ISSUE AGE -- The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT -- An account within Prudential's general account to which is transferred from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE -- The amount (before any applicable transaction charge) that a Participant may borrow at any given time under his or her Certificate. The Loan Value at any time is determined by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

MONTHIVERSARY -- The Contract Date and the first day of each succeeding month, except that whenever the contract Monthiversary falls on a date other than a Valuation Date, the Monthiversary will be the next Valuation Date.

NET PREMIUM -- A Participant's premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts available for allocation to the Separate Account and/or the Fixed Account.

PARTICIPANT -- An Eligible Group Member or "eligible applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. References to rights that a Participant may exercise under a Certificate shall include exercise of such rights by any person to whom the Participant has validly assigned such rights.

PORTABLE -- A status that may occur when a Participant is no longer an Eligible Group Member under the Group Contract because of the occurrence of an event specified in the Group Contract or the Certificate. Such events may include termination of the Participant's employment or other relationship with the Contractholder or retirement of the Participant. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a Portable Certificate may no longer be considered to be a member of the Contractholder's group for purposes of determining those rates and charges.

SEPARATE ACCOUNT -- Prudential Variable Contract Account GI--2, a separate investment account registered as a unit investment trust under the Investment Company Act of 1940 and established by Prudential to receive and invest the Net Premiums paid under the Certificates.

SERIES FUND -- The Prudential Series Fund, Inc., a mutual fund with separate portfolios, one or more of which may be used as an underlying investment for the Group Contracts.

SUBACCOUNT -- A division of the Separate Account, the assets of which are invested in the shares of the corresponding Fund.

VALUATION DATE -- Each day on which the value of the amount invested in a Subaccount is determined, which is generally each day that the New York Stock Exchange is open for trading.

VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a Subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

The directors and certain officers of Prudential, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUDENTIAL


FRANKLIN E. AGNEW, Director. -- Business Consultant. Address: USX Tower, Suite 660, 600 Grant Street, Pittsburgh, PA 15219.


FREDERIC K. BECKER, Director. -- President, Wilentz, Goldman, and Spitzer (law firm). Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN, Director.--Vice Chairman, Bell Atlantic Corporation since 1995; 1993 to 1995: President, Bell Atlantic Corporation; Prior to 1993: President, New Jersey Bell. Address: 1310 North Court House Road, 11th floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director.--National and International Health Care Advisor, Ernst & Young LLP. Address: 1225 Connecticut Avenue, NW, Washington, DC 20036.

ROGER A. ENRICO, Director.--Chairman and Chief Executive Officer, Pepsico Inc. since 1996; Vice Chairman, Pepsico, Inc., from 1993 to 1996; Chairman and Chief Executive Officer, Pepsi Co. Worldwide Food, from 1991 to 1993. Address: 14841 North Dallas Parkway, Dallas, TX 75240.

ALLAN D. GILMOUR, Director.--Former Vice Chairman, Ford Motor Company. Address:
Prudential Plaza, Newark, NJ 07102-3777.

WILLIAM H. GRAY, III, Director.--President and Chief Executive Officer, The College Fund/UNCF. Address: 8260 Willow Oaks Corporate Drive, Fairfax, VA 22031.

JON F. HANSON, Director.--Chairman, Hampshire Management Company. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., Director.--Chairman and Chief Executive Officer, Owens Corning. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, Director.--Guest Scholar, The Brookings Institution since 1993; 1991 to 1992: Assistant to the President and Director of Presidential Personnel, U.S. Government. Address: 1775 Massachusetts Avenue, N.W., Washington, DC 20036-2188.

GAYNOR N. KELLEY, Director.--Retired Chairman and Chief Executive Officer, The Perkin Elmer Corporation. Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL, Director.--Professor, Princeton University. Address:
Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ
08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President, and Chief Executive Officer. -- Chairman, President, and Chief Executive Officer, Prudential since 1994; Prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F. S. SCHMERTZ, Director.--Principal, Investment Strategies International since 1994; Prior to 1994: Senior Vice President of Corporate Affairs, American Express Company. Address: 90 Riverside Dr., New York, NY 10024.

CHARLES R. SITTER, Director.--Former President, Exxon Corporation. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI, Director.--Chairman and Chief Executive Officer, Continental Grain Company since 1995; Prior to 1995: President and Chief Executive Officer, Continental Grain Company. Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director.--Chairman and Chief Executive Officer, The Toronto-Dominion Bank. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, Director.--Chairman and Chief Executive Officer, Unisys Corporation. Address: P.O. Box 500, Blue Bell, PA 19424-0001.

P. ROY VAGELOS, M.D., Director.--Former Chairman and Chief Executive Officer, Merck & Co., Inc. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director.--Attorney, Picco Herbert Kennedy (law firm).
Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director.--Business Consultant since 1996; Prior to 1996:
Chairman, Wolfensohn & Co., Inc. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director.--Director, The Williams Companies since 1994; Prior to 1994: Chairman and Chief Executive Officer, The Williams Companies.
Address: One Williams Center, Tulsa, OK 74172.

                 OTHER EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

MARTIN A. BERKOWITZ, Senior Vice President and Comptroller.--Senior Vice President and Chief Financial Officer of Prudential Investment Company.

SUSAN L. BLOUNT, Vice President and Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Vice President and Treasurer.--Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential; 1992 to 1993: Vice President and Assistant Treasurer, Banking and Cash Management for Prudential.

MARK B. GRIER, Chief Financial Officer.--Chief Financial Officer of Prudential since 1995; Prior to 1995: Executive Vice President and Head of Global Markets, Chase Manhattan Corporation.

                              FINANCIAL STATEMENTS


The statutory financial statements of Prudential included herein should be distinguished from financial statements of the Separate Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Certificates.


Financial statements of the Separate Account are not included in this Prospectus because the Separate Account had not yet commenced operations as of the date of this Prospectus.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              DECEMBER 31,
                                                                                                     1996                     1995
                                                                                                   --------                 --------
                                                                                                             (In Millions)
ASSETS
Bonds ............................................................................                 $ 75,006                 $ 77,494
Preferred stock ..................................................................                      239                      396
Common stock .....................................................................                    7,076                    6,133
Mortgage loans on real estate ....................................................                   17,039                   20,280
Real estate ......................................................................                    2,094                    2,488
Policy loans and premium notes ...................................................                    6,023                    6,208
Cash and short-term investments ..................................................                    5,982                    4,803
Other invested assets ............................................................                    2,591                    3,304
                                                                                                   --------                 --------

TOTAL CASH AND INVESTED ASSETS ...................................................                  116,050                  121,106

Premiums due and deferred ........................................................                    1,925                    1,917
Accrued investment income ........................................................                    1,640                    1,688
Other assets .....................................................................                    1,208                    1,120
Assets held in separate accounts .................................................                   57,797                   53,903
                                                                                                   --------                 --------

TOTAL ASSETS .....................................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

LIABILITIES AND SURPLUS

LIABILITIES

Policy liabilities and insurance reserves:
    Future policy benefits and claims ............................................                 $ 87,582                 $ 93,346
    Unearned premiums ............................................................                      619                      624
    Policy dividends .............................................................                    1,878                    1,893
    Policyholder account balances ................................................                    7,968                    7,966
Notes payable and other borrowings ...............................................                      763                      807
Asset valuation reserve ..........................................................                    2,682                    2,705
Federal income tax payable .......................................................                      729                    1,278
Other liabilities ................................................................                    9,588                    9,191
Liabilities related to separate accounts .........................................                   57,436                   53,256
                                                                                                   --------                 --------

TOTAL LIABILITIES ................................................................                  169,245                  171,066
                                                                                                   --------                 --------

CONTINGENCIES (NOTE 11)

SURPLUS

Capital notes ....................................................................                      985                      984
Special surplus fund .............................................................                    1,268                    1,274
Unassigned surplus ...............................................................                    7,122                    6,410
                                                                                                   --------                 --------

TOTAL SURPLUS ....................................................................                    9,375                    8,668
                                                                                                   --------                 --------

TOTAL LIABILITIES AND SURPLUS ....................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF OPERATIONS AND CHANGES IN SURPLUS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                     1996                1995                1994
                                                                                                     (In Millions)

REVENUE

Premiums and annuity considerations ....................................           $ 20,674            $ 21,088            $ 23,612
Net investment income ..................................................              8,677               8,637               7,387
Other income ...........................................................                571                 363                 367
                                                                                   --------            --------            --------

TOTAL REVENUE ..........................................................             29,922              30,088              31,366
                                                                                   --------            --------            --------

BENEFITS AND EXPENSES

Death benefits .........................................................              2,943               2,858               2,798
Annuity benefits .......................................................              3,582               3,495               3,354
Disability benefits ....................................................              5,630               5,765               5,201
Other benefits .........................................................                806                 853                 845
Surrender benefits and fund withdrawals ................................             11,844              12,538              11,714
Net (decrease) increase in reserves ....................................             (1,572)             (2,178)              1,251
Commissions ............................................................                477                 535                 610
Other expenses .........................................................              2,690               2,650               3,727
                                                                                   --------            --------            --------

TOTAL BENEFITS AND EXPENSES ............................................             26,400              26,516              29,500
                                                                                   --------            --------            --------


Operating income before dividends and income taxes .....................              3,522               3,572               1,866
Dividends to policyholders .............................................              2,526               2,464               2,290
                                                                                   --------            --------            --------

Operating income (loss) before income taxes ............................                996               1,108                (424)
Income tax provision ...................................................                 51                 590                 453
                                                                                   --------            --------            --------

INCOME (LOSS) FROM OPERATIONS ..........................................                945                 518                (877)

NET REALIZED CAPITAL GAINS (LOSSES) ....................................                457                (183)                (24)
                                                                                   --------            --------            --------

NET INCOME  (LOSS) .....................................................           $  1,402            $    335            $   (901)
                                                                                   ========            ========            ========


SURPLUS

SURPLUS, BEGINNING OF YEAR .............................................              8,668               7,449               8,004

Net income (loss) ......................................................              1,402                 335                (901)
Change in net unrealized capital gains (losses) ........................                191                 661                 (51)
Change in non-admitted assets ..........................................               (206)                717                  82
Change in asset valuation reserve ......................................                 11                (694)                653
Other changes, net .....................................................               (691)                200                (338)
                                                                                   --------            --------            --------

SURPLUS, END OF YEAR ...................................................           $  9,375            $  8,668            $  7,449
                                                                                   ========            ========            ========


                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS (STATUTORY BASIS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                    1996             1995                1994
                                                                                 ---------        ---------           ---------
                                                                                                (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations ......................................       $  20,669        $  21,030           $  23,635
Net investment income ....................................................           8,629            8,511               7,261
Other income received ....................................................             599              479                 502
Separate account transfers ...............................................           1,183            1,002                (494)
Benefits and claims paid .................................................         (24,952)         (25,524)            (24,403)
Policyholders' dividends paid ............................................          (2,453)          (2,393)             (2,594)
Federal income taxes (paid) received .....................................            (230)            (847)                179
Other operating expenses .................................................          (4,224)          (3,738)             (3,636)
                                                                                 ---------        ---------           ---------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ......................            (779)          (1,480)                450
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
     Bonds ...............................................................         119,195           93,178              80,668
     Stocks ..............................................................           4,328            2,985               4,263
     Mortgage loans on real estate .......................................           3,140            4,997               4,205
     Real estate .........................................................             537              573                 935
     Net gains (losses) on cash and short-term investments ...............              13               (9)                 (5)
     Miscellaneous proceeds ..............................................           2,128            3,707               2,671
Payments for investments acquired
     Bonds ...............................................................        (118,009)        (101,018)            (81,677)
     Stocks ..............................................................          (6,029)          (2,199)             (2,312)
     Mortgage loans on real estate .......................................          (1,841)          (2,810)             (3,282)
     Real estate .........................................................            (120)            (425)               (194)
     Miscellaneous applications ..........................................            (718)          (1,213)             (1,275)
Net (tax) benefit on capital gains and losses ............................            (622)             107                (275)
                                                                                 ---------        ---------           ---------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ......................           2,002           (2,127)              3,722
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES

Net (repayments of) proceeds from borrowed money .........................             (44)             123                   1
Net proceeds from the issuance of capital notes ..........................               0              686                   0
                                                                                 ---------        ---------           ---------

NET CASH (USED IN) PROVIDED BY  FINANCING ACTIVITIES .....................             (44)             809                   1
                                                                                 ---------        ---------           ---------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............           1,179           (2,798)              4,173
Cash and short-term investments, beginning of year .......................           4,803            7,601               3,428
                                                                                 ---------        ---------           ---------

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR .............................       $   5,982        $   4,803           $   7,601
                                                                                 =========        =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest payments of $253 million, $144 million and $85 million were made during 1996, 1995 and 1994, respectively.

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.   ACCOUNTING POLICIES AND PRINCIPLES

     A. Business and basis of presentation - The statutory financial statements include the accounts of The Prudential Insurance Company of America ("the Company"), a mutual life insurance company. The activities of the Company include a broad range of financial services, including life and health insurance, asset management, and investment advisory services.

          These financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles ("GAAP"). The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Certain reclassifications have been made to the 1995 and 1994 financial statement amounts to conform to the 1996 presentation.

          The Company, domiciled in the State of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("the Department"). Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements are substantially the same as those included in the Statutory Annual Statement except for certain reclassifications and adjustments. These financial statements differ from those filed with the Department in that changes to estimated income and premium taxes applicable to prior periods, which are recorded as direct charges or credits to surplus in the Annual Statement, have been included in the "Income tax provision" and "Other expenses" in the Statements of Operations and Changes in Surplus. This item has the net effect of increasing (decreasing) net income by $396 million, ($143) million and $6 million in 1996, 1995 and 1994, respectively.

          Pursuant to the Financial Accounting Standards Board Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 financial statements, statutory accounting practices ("SAP") are no longer considered GAAP for mutual life insurance companies. SAP differs from GAAP primarily as follows:

     (a) the Commissioner's Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves under SAP, whereas for individual insurance, policyholder liabilities are generally established using the net level premium method under GAAP. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP, but are based upon actual company experience under GAAP;

     (b) for investment-type contracts that do not contain mortality or morbidity risk and universal life-type contracts, cash receipts are recorded as premiums and reserves are established using prescribed reserving methods under SAP. Under GAAP, premium from investment-type and universal life-type contracts are generally recognized as deposits. Revenues from these contracts represent amounts assessed against policyholders and are reported in the period of assessment;

     (c) policy acquisition costs are expensed when incurred under SAP rather than being deferred and charged against earnings over the periods covered by the related policies;

     (d) deferred income taxes are not recorded for the tax effect of temporary differences between book and tax basis of assets and liabilities under SAP;

     (e) certain "non-admitted assets" must be excluded under SAP through a charge against surplus, e.g. fixed assets, prepaid pensions and impaired investments;

     (f) investments in the common stock of the Company's wholly-owned subsidiaries are accounted for using the equity method under SAP rather than consolidated;

     (g) bonds are carried at amortized cost under SAP rather than categorized as "held to maturity", "available for sale", or "trading". Under GAAP, bonds classified as "available for sale" and "trading" are carried at market value;

     (h) certain reclassifications would be required with respect to the balance sheet and statement of cash flows under SAP;

     (i) the Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR") are required for life insurance companies under SAP.

          The following is a summary of accounting practices permitted by the state of New Jersey and reflected in these financial statements:

          o Prescribed statutory accounting practices require Department approval of each and every interest payment at the time of payment in order to classify the Company's Capital Notes as a component of surplus. Otherwise, such notes are required to be classified as a liability. Interest payments on $300 million in Capital Notes issued in 1993 are pre-approved by the Department, and permitted to be classified in surplus.

          o The Company sells synthetic guaranteed interest contracts ("GICs") containing minimum investment related guarantees on qualified pension plan assets. The assets are owned by the trustees of such plans, who invest the assets

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

               under the terms of investment guidelines agreed to with the Company. The investment related guarantees may include a minimum rate of return on the underlying assets and/or a guarantee of liquidity to meet plan cash flow requirements. The Company, with the approval of the Department, reports both the plan liabilities associated with the synthetic GICs and the trust assets supporting this potential liability. In addition, the Company files detailed schedules of trust assets and related statements with the Department. Currently, prescribed statutory accounting practices do not address accounting for synthetic GICs.

          o The Company establishes guaranty fund liabilities for the insolvencies of certain life insurance companies. The liabilities are established net of estimated premium tax credits and federal income tax. Prescribed statutory accounting practices do not address the establishment of liabilities for guaranty fund assessments.

     B. Divestiture - On July 31, 1996, Prudential sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). The transaction was structured as an assumption reinsurance transaction, whereby London Life assumed total liabilities of the Canadian Branch equal to $3,146 million as well as a related amount of total assets equal to $3,040 million. A net gain of $138 million was recorded for this transaction.

     C. Use of estimates - The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

     D. Investments - Bonds, which consist of long-term bonds, are stated primarily at amortized cost.

          Preferred stock is generally valued at amortized cost.

          Common Stock is carried at fair value. Investments in subsidiaries, which are included in "Common stock", are accounted for using the equity method. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in "Net investment income." The subsidiaries are engaged principally in the businesses of life and health insurance, property and casualty insurance, group health care, securities brokerage, asset management, investment advisory services, retail banking and real estate and brokerage.

          Mortgage loans on real estate are stated primarily at unpaid principal balances.

          Real estate, except for real estate acquired in satisfaction of debt, is carried at cost less accumulated straight-line depreciation, encumbrances and permanent impairments in value. Properties acquired in satisfaction of debt are valued at lower of depreciated cost or fair value less disposition costs.

          Policy loans and premium notes are stated at unpaid principal balances.

          Cash includes cash on hand, amounts due from banks and money market instruments. Short term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are stated at amortized cost, which approximates fair value.

          Other invested assets primarily include the Company's investment in joint ventures and other forms of partnerships. These investments are accounted for using the equity method where the Company has the ability to exercise significant influence over the operating and financial policies of the entity. The cost method is used for all other assets.

          Derivatives used in asset/liability risk management activities, which support life and health insurance and annuity contracts, are recorded at either fair value or statement value, depending upon the underlying instrument, with unrealized gains and losses recorded in "Change in net unrealized capital gains (losses)." Upon termination of derivatives, the interest-related gains and losses are amortized through the IMR.

     E. Separate accounts - These assets and liabilities, reported at estimated fair value, represent segregated funds invested for pension and other clients. Investment risks associated with fair value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

     F. Revenue recognition of insurance income and related expenses - Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     G. Policyholder dividends - Substantially all of the policies issued by the Company are participating. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Dividends declared by the Board of Directors which have not been paid are included in "Policy dividends".

2. POLICY LIABILITIES AND INSURANCE RESERVES

     A. For life insurance and annuities, future policy benefits and claims include estimates of benefits and associated settlement expenses on reported claims and those which are incurred but not reported.

          Activity in the liability for unpaid claims and claim adjustment expenses for accident and health business, which is included in "Future policy benefits and claims", is as follows:

                                          1996             1995            1994
                                       -------          -------         -------
                                                     (In Millions)

Balance at January 1                   $ 2,636          $ 2,440         $ 2,416
  Less reinsurance recoverables             15               23              15
                                       -------          -------         -------

Net balance at January 1                 2,621            2,417           2,401
                                       -------          -------         -------

Incurred related to:
  Current year                           5,734            5,759           5,398
  Prior years                              (87)              42             (87)
                                       -------          -------         -------

Total incurred                           5,647            5,801           5,311
                                       -------          -------         -------

Paid related to:
  Current year                           4,135            4,028           3,856
  Prior years                            1,467            1,569           1,439
                                       -------          -------         -------

Total paid                               5,602            5,597           5,295
                                       -------          -------         -------

Net balance at December 31               2,666            2,621           2,417
  Plus reinsurance recoverables             10               15              23
                                       -------          -------         -------

Balance at December 31                 $ 2,676          $ 2,636         $ 2,440
                                       =======          =======         =======


          As a result of changes in reserve estimates for insured events of prior years, the provision for claims and claim adjustment expenses changed by ($87) million and $42 million in 1996 and 1995, respectively, due to changes in claim cost trends and changed by ($87) million in 1994 because of faster-than-expected shrinkage in the indemnity health business.

     B. Reserves for individual life insurance are calculated using various methods, interest rates and mortality tables, which produce reserves that meet the aggregate requirements of state laws and regulations. Approximately 39% of individual life insurance reserves are determined using the net level premium method, or by using the greater of the net level premium reserve or the policy cash value. About 52% of individual life insurance reserves are calculated according to CRVM or methods which compare CRVM to policy cash values. The remaining reserves include universal life reserves which are equal to the greater of the policyholder account value less the unamortized expense allowance and the policy cash value, or are for supplementary benefits whose reserves are calculated using methods, interest rates and tables appropriate for the benefit provided.

          For group life insurance, about 56% of the reserves are associated with extended death benefits. These reserves are primarily calculated using modified group tables at various interest rates. The remainder are unearned premium reserves (calculated using the 1960 Commissioner's Standard Group Table), reserves for group life fund accumulations and other miscellaneous reserves.

          Reserves for deferred individual annuity contracts are determined using the Commissioner's Annuity Reserve Valuation Method. These account for 72% of the individual annuity reserves. The remaining reserves are equal to the present value of future payments with the annuity mortality table and interest rates based on the date of issue or maturity as appropriate.

          Reserves for other deposit funds or other liabilities with life contingencies reflect the contract deposit account or experience accumulation for the contract and any purchased annuity reserves.

          Accident and health reserves represent the present value of the future potential payments, adjusted for contingencies and interest. The remaining material reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the guaranteed rate or the fund value.

          Policyholders, at their discretion, may withdraw funds from their annuity policies. At December 31, 1996 and 1995, approximately 55% of total annuity actuarial reserves and deposit liabilities of $92,536 million and $95,092 million, respectively, were not subject to discretionary withdrawal.

3. INCOME TAXES

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") taxes the Company on its operating income after dividends to policyholders. In calculating this tax, the Code requires the capitalization and amortization of policy acquisition expenses.

   The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imposes an additional amount of taxable income to the Company. "Income tax provision" includes an estimate for the total equity tax to be paid with respect to the year. Income from sources outside the United States is taxed under applicable foreign statutes.

   The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

4. INVESTED ASSETS

     A. Bonds and stocks - The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office of the NAIC rates the bonds held by insurers for regulatory purposes and classifies investments into six categories ranging from highest quality bonds to those in or near default. The lowest three NAIC categories represent primarily high-yield securities and are defined by the NAIC as including any security with a public agency rating equivalent to B+ or B1 or less. Securities in these lowest three categories approximated 2.8% and 1.0%, of the Company's bonds at December 31, 1996, 1995, respectively.

          The following tables provide additional information relating to bonds and preferred stock as of December 31:

                                                                                    1996
                                                          -------------------------------------------------------
                                                                           GROSS           GROSS         ESTIMATED
                                                          CARRYING       UNREALIZED      UNREALIZED         FAIR
                                                           AMOUNT          GAINS           LOSSES           VALUE
                                                          -------         -------          ------          -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                $ 9,504        $   353         $    74         $ 9,783

Obligations of U.S. states and their
  political subdivisions                                       206              7               6             207

Foreign government bonds                                     2,420            133              11           2,542

Corporate securities                                        57,282          2,625             323          59,584

Mortgage-backed securities                                   5,594            131              15           5,710
                                                           -------        -------         -------         -------

     Total                                                 $75,006        $ 3,249         $   429         $77,826
                                                           =======        =======         =======         =======

Preferred Stock
Redeemable                                                 $   142        $     3         $     6         $   139

Non-redeemable                                                  97             23               0             120
                                                           -------        -------         -------         -------

     Total                                                 $   239        $    26         $     6         $   259
                                                           =======        =======         =======         =======


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                                     1995
                                                                --------------------------------------------------
                                                                              GROSS        GROSS
                                                                CARRYING    UNREALIZED   UNREALIZED        FAIR
                                                                 AMOUNT       GAINS        LOSSES          VALUE
                                                                -------      -------      -------         -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $15,715      $ 1,392      $     1          $17,106

Obligations of U.S. states and their
  political subdivisions                                            214           22            1              235

Foreign government bonds                                          3,196          260            1            3,455

Corporate securities                                             54,411        4,609           97           58,923

Mortgage-backed securities                                        3,958          241            8            4,191
                                                                -------      -------      -------          -------

     Total                                                      $77,494      $ 6,524      $   108          $83,910
                                                                =======      =======      =======          =======

Preferred Stock
Redeemable                                                      $   304      $    16      $     4          $   316

Non-redeemable                                                       92            2            0               94
                                                                -------      -------      -------          -------

      Total                                                     $   396      $    18      $     4          $   410
                                                                =======      =======      =======          =======


          The carrying amount and estimated fair value of bonds at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                                          CARRYING    ESTIMATED
                                                           AMOUNT     FAIR VALUE
                                                          --------    ----------
                                                              (In Millions)

Due in one year or less                                    $ 1,999       $ 2,012
Due after one year through five years                       19,125        19,445
Due after five years through ten years                      19,406        20,081
Due after ten years                                         28,882        30,578
                                                           -------       -------
                                                            69,412        72,116
                                                           -------       -------

Mortgage-backed securities                                   5,594         5,710
                                                           -------       -------

       Total                                               $75,006       $77,826
                                                           =======       =======

          Proceeds from the sale and maturity of bonds during 1996, 1995 and 1994 were $119,195 million, $93,178 million and $80,668 million, respectively. Gross gains of $1,516 million, $1,913 million and $618 million and gross losses of $988 million, $782 million and $1,841 million were realized on such sales during 1996, 1995 and 1994, respectively. Realized gains and losses are determined using the specific identification method.

     B. Mortgage loans on real estate - Mortgage loans on real estate at December 31 are as follows:

                                                1996                1995
                                         ------------------  ------------------
                                         CARRYING  PERCENT   CARRYING  PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                          ------   --------   ------   --------
                                                     (In Millions)
Commercial and agricultural loans:
    In good standing                      $15,546    91.3%    $17,649    87.0%
    In good standing
      with structured terms                   809     4.7%        966     4.8%
    Past due 90 days or more                  229     1.3%        144     0.7%
    In process of foreclosure                  68     0.4%        157     0.8%

Residential loans                             387     2.3%      1,364     6.7%
                                          -------   -----     -------   -----

    Total                                 $17,039   100.0%    $20,280   100.0%
                                          =======   =====     =======   =====


          At December 31, 1996, the Company's mortgage loans on real estate were collateralized by the following property types: office buildings (34%), retail stores (22%), residential properties (2%), apartment complexes (18%), industrial buildings (11%), agricultural properties (9%) and other commercial properties (4%). The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, purchase money mortgages or mortgages supported by high credit leases is 80%. The mortgage loans are geographically dispersed throughout the United States and

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Canada with the largest concentrations in California (26%) and New York (8%). Included in these balances are mortgage loans with affiliated joint ventures of $560 million and $653 million at December 31, 1996 and 1995, respectively.

     C.   Real estate - Real estate at December 31 was as follows:

                                                   1996           1995
                                                  ------         ------
                                                      (In Millions)


Investment real estate                            $1,201         $1,484
Properties occupied by the Company                   525            533
Properties acquired in
     satisfaction of debt                            368            471
                                                  ------         ------

    Total                                         $2,094         $2,488
                                                  ======         ======

          Accumulated depreciation on real estate was $808 million and $853 million at December 31, 1996 and 1995, respectively.

     D. Other invested assets - Other invested assets of $2,591 million and and $3,304 million as of December 31, 1996 and 1995, respectively, principally include the Company's net equity in joint ventures and other forms of partnerships. The Company's share of net income from other invested assets was $283 million, $240 million and $348 million for 1996, 1995 and 1994, respectively.

     E. Investment in subsidiaries - Included in "Common stock" is the Company's investment in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively. Included in "Net investment income" for 1996, 1995 and 1994 is $370 million, $143 million and $(936) million, respectively, attributable to undistributed income (loss) of subsidiaries.

          In October 1995, the Company completed the sale of Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax gain of $72 million was recorded in 1995.

          In March 1995, the Company announced its intention to sell its mortgage banking unit. On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. ("PHMC") and it also liquidated certain mortgage-backed securities and extended warehouse loans. In 1995, PHMC recorded an after-tax loss of $98 million which includes operating gains and losses, asset write downs, and other costs directly related to the sale. The Company continues to have discussions with prospective buyers for the sale of the remaining assets.

     F. Net unrealized capital gains (losses) - Changes in net unrealized capital gains (losses), which result principally from changes in the differences between cost and carrying amounts of invested assets, were $191 million and $661 million for the years ended December 31, 1996 and 1995, respectively, and are reflected in "Unassigned surplus."

     G. Asset valuation reserve and interest maintenance reserve - These reserves are required for life insurance companies under NAIC requirements. The AVR is calculated based on a statutory formula and is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The IMR captures realized capital gains and losses, net of tax, resulting from changes in the general level of interest rates. These gains and losses are amortized into net investment income utilizing grouped amortization schedules over the expected remaining life of the investments sold. At December 31, 1996, AVR is comprised of 68% for bonds, stocks, and short-term investments; 17% for mortgage loans on real estate; and 15% for real estate and other invested assets. The IMR balance at December 31, 1996 and 1995 was $1,365 million and $1,163 million, respectively, and is recorded in "Other liabilities". During 1996, 1995 and 1994, $327 million, $766 million and ($910) million, respectively, of net realized capital gains (losses) were deferred and $126 million, $82 million and $102 million, respectively, was amortized and included in income.

     H. Restricted assets and special deposits - Assets in the amounts of $941 million and $5,072 million at December 31, 1996 and 1995, respectively, were on deposit with governmental authorities or trustees as required by law. Assets valued at $2,994 million and $3,121 million at December 31, 1996 and 1995, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $720 million in 1996 and $354 million in 1995.

     I. Loan backed and structured securities - A retrospective method is employed to recalculate the values of the loan backed and structured securities holdings with the exception of interest only bonds. Each acquisition lot was reviewed to recalculate the effective yield. The recalculated effective yield was used to derive a book value as if the new yield were applied at the time of acquisition. Outstanding principal

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          factors from the time of acquisition to adjustment date were used to calculate the prepayment history for all applicable securities. Conditional prepayment rates, computed with life to date factor histories and weighted average maturities, were used to affect the calculation of projected payments for pass through, interest only and principal only security types. Interest only bond adjustments are developed on a prospective basis with adjustments made for permanent impairments if needed.

     J. Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. As of December 31, 1996 and 1995, the estimated fair values of loaned securities were $6,362 million and $5,939 million respectively. Company and NAIC policies require a minimum of 102% and 105% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans. Cash collateral received is invested in short-term investments. The offsetting collateral liability as of December 31, 1996 and 1995 is $4,813 million and $3,625 million, respectively. Non-cash collateral is not reflected in the Statements of Admitted Assets, Liabilities and Surplus.

5. EMPLOYEE BENEFIT PLANS

     A. Pension plans - The Company has several defined benefit pension plans, which cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy for U.S. plans is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

          Employee pension benefit plan status is as follows:

                                                       1996         1995
                                                     -------      -------
                                                         (In Millions)
Actuarial present value of benefit obligation:

  Vested benefit obligation                          $(3,878)     $(3,270)
                                                     =======      =======

  Accumulated benefit obligation                     $(4,174)     $(3,572)
                                                     =======      =======

Projected benefit obligation                         $(4,989)     $(4,330)

Plan assets at fair value                              7,326        6,688
                                                     -------      -------

Plan assets in excess of projected
  benefit obligation                                   2,337        2,358

Unrecognized transition amount                          (769)        (904)

Unrecognized prior service cost                          356          199

Unrecognized net gain                                   (916)        (753)
                                                     -------      -------


Prepaid pension cost                                 $ 1,008      $   900
                                                     =======      =======
          Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,668 million and $4,788 million are included in separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          The components of the net periodic pension benefit for 1996, 1995 and 1994 are as follows:

                                                               1996      1995      1994
                                                               ----      ----      ----
                                                                     (In Millions)
Service cost                                                 $  119     $ 110    $  141
Interest cost                                                   336       371       293
Actual return on assets                                        (720)   (1,249)       62
Net amortization and deferral                                    57       604      (633)
Net curtailment gains and special termination benefits           63         0       156
                                                             ------    ------    ------

Net periodic pension benefit                                 $ (145)   $ (164)   $   19
                                                             ======    ======    ======

          The net increase to surplus relating to the Company's pension plans is $37 million, $30 million and $0 million in 1996, 1995 and 1994, respectively, which considers the changes in the non-admitted prepaid pension asset of $108 million, $134 million and ($19) million, respectively.

          The accounting assumptions used by the Company were:

                                                 AS OF SEPTEMBER 30,
                                              ------------------------
                                               1996     1995     1994
                                              ------   ------   ------

Discount rate                                  7.75%    7.50%    8.50%
Rate of increase in compensation levels        4.50%    4.50%    5.50%
Expected long-term rate of return on assets    9.50%    9.00%    9.00%

          The Company maintains non-qualified supplemental retirement plans providing benefits that may not be paid from the Company's two qualified plans since qualified plans have limits imposed by Section 415 and 401(a)(17) of the Code. One of these plans also provides certain participants with a subsidized early retirement benefit.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     B. Postretirement benefits - The Company provides certain life insurance and health care benefits for its retired employees. Substantially all of the Company's employees may become eligible to receive these benefits if they retire after age 55 with at least 10 years of service.

          Postretirement benefits are accounted for in accordance with prescribed NAIC policy. The Company has elected to amortize its transition obligation over 20 years. During 1996, 1995 and 1994, funding of its postretirement benefit obligations totaled $35 million, $47 million and $31 million, respectively.

          The postretirement benefit plan status is as follows:

                                                                 SEPTEMBER 30,
                                                             ------------------
                                                               1996       1995
                                                               ----       ----
                                                                 (In Millions)

Accumulated postretirement benefit obligation for:
  Retirees                                                   $(1,418)   $(1,465)
  Fully eligible active plan participants                        (35)      (103)
Plan assets at fair value                                      1,341      1,309
                                                             -------    -------
Funded status                                                   (112)      (259)
Unrecognized transition amount                                   355        378
Unrecognized net gain                                           (177)       (19)
                                                             -------    -------
Prepaid postretirement benefit cost                          $    66    $   100
                                                             =======    =======

          Plan assets consist of group and individual variable life insurance policies, group life and health contracts and short-term investments, of which $1,003 million and $990 million are included in the separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          Net periodic postretirement benefit cost for 1996, 1995 and 1994 includes the following components:

                                                     1996       1995       1994
                                                    -----      -----      -----
                                                           (In Millions)

Service cost                                        $  24      $  30      $  36
Interest cost                                         115        117        107
Actual return on plan assets                         (104)      (144)       (98)
Amortization of transition obligation                  22         22         23
Other                                                  12         49         52
                                                    -----      -----      -----
Net periodic postretirement benefit cost            $  69      $  74      $ 120
                                                    =====      =====      =====

          The net reduction to surplus relating to the Company's postretirement benefit plans is $35 million, $46 million, and $30 million in 1996, 1995 and 1994, respectively, which considers the changes in the prepaid postretirement benefit cost of $34 million, $28 million and $90 million in 1996 , 1995 and 1994, respectively.

          The assumptions used for the postretirement benefit plan were:


                                                                 AS OF SEPTEMBER 30,
                                                    ---------------------------------------------
                                                        1996             1995            1994
                                                        ----             ----            ----
Discount rate                                          7.75%            7.50%            8.50%
Expected long-term rate of return on plan assets       9.00%            8.00%            9.00%
Rate of increase in compensation levels                4.50%            4.50%            5.50%
Health care cost trend rates                        8.50-12.50%      8.90-13.30%      9.10-13.90%
Ultimate health care cost trend rate at 2006           5.00%            5.00%            6.00%

          A 1% increase in health care cost trend rates would increase the September 30, 1996 accumulated postretirement benefit obligation and service/interest costs by $115 million and $12 million, respectively.

     C. Postemployment benefits - The Company accrues for postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1996 and 1995 was $99 million and $96 million, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

6.   NOTES PAYABLE AND OTHER BORROWINGS

     Notes payable and other borrowings consisted of the following at December
     31:

Short-term:                                                  1996          1995
                                                             ----          ----
                                                                (In Millions)
Notes payable to affiliate                                   $ 99           $  0
Current portion of long term
     notes payable                                             11            128
                                                             ----           ----
                                                             $110           $128

Long-Term:                                                   1996           1995
                                                             ----           ----

8.173% note due 2002                                         $249           $249
7.501% note due 1999                                          248            248
5.0819% note due 2004                                          56             66
12.00% note due 1999                                            0             16
Secured demand note
        due 1998                                              100            100
                                                             ----           ----
                                                              653            679
                                                             ----           ----
    Total principal repayments and accrued interest          $763           $807
                                                             ====           ====

          Scheduled principal repayments as of December 31, 1996, are as follows: $110 million in 1997, $100 million in 1998, $239 million in 1999, $0 in 2000, $0 in 2001 and $294 million thereafter.


7.   SURPLUS

     A. Capital notes - The Company issues Capital Notes that are subordinate in right of payment to policy claims, prior claims and senior indebtedness. A summary of the outstanding Capital Notes as of December 31, 1996 is as follows:


                     PRINCIPAL       CARRYING      INTEREST         MATURITY
ISSUE DATE             (PAR)          AMOUNT         RATE             DATE
----------           ---------       --------      --------         --------
                          (In Millions)
April 28, 1993      $   300            $ 299        6.875%        April 15, 2003
July 1, 1995            350              340        8.300%        July 1, 2025
July 1, 1995            250              246        7.650%        July 1, 2007
July 15, 1995           100              100        8.100%        July 15, 2015
                    -------            -----
    Total           $ 1,000            $ 985
                    =======            =====

     B. Special surplus fund - In accordance with the requirements of various states, a special surplus fund has been established for contingency reserves of $1,268 million and $1,274 million as of December 31, 1996 and 1995, respectively.

     C. Non-admitted assets - Non-admitted assets were $1,367 million and $1,167 million as of December 31, 1996 and 1995, respectively.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and reasonable valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values. (For all other financial instruments, the carrying value is a reasonable estimate of fair value.)

          Bonds and preferred stock - Fair values for bonds and preferred stock, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts provided by state regulatory authorities.

          Common stock - Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Mortgage loans on real estate - The fair value of residential mortgages is based on recent market trades or quotes, adjusted where necessary for differences in risk characteristics. The fair value of the commercial mortgage and agricultural loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, fair value is based upon the value of the underlying collateral.

          Policy loans and premium notes - The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

          Derivative financial instruments - The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual future stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity and credit standing.

          Investment-type insurance contract liabilities - Fair values for the Company's investment-type insurance contract liabilities are estimated using a discounted cash flow model, based on interest rates currently being offered for similar contracts. Carrying amounts are included in "Future policy benefits and claims."

          Notes payable and other borrowings - The estimated fair value of notes payable is derived using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

          The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              1996                                 1995
                                                              ----                                 ----
                                                     CARRYING      ESTIMATED             CARRYING       ESTIMATED
                                                      AMOUNT       FAIR VALUE             AMOUNT        FAIR VALUE
                                                      ------       ----------             ------        ----------
                                                                             (In Millions)
FINANCIAL ASSETS:

  Bonds                                              $75,006         $77,826             $77,494         $83,910
  Preferred stock                                        239             259                 396             410
  Common stock *                                       2,466           2,466               1,805           1,805
  Mortgage loans on real estate                       17,039          17,364              20,280          20,839
  Policy loans and premium notes                       6,023           5,942               6,208           6,452
  Short-term investments                               5,817           5,817               4,633           4,633
  Cash                                                   165             165                 170             170
  Assets held in separate accounts                    57,797          57,797              53,903          53,903
  Derivative financial instruments                         9              16                  15              64

FINANCIAL LIABILITIES:

  Investment-type insurance
    contracts                                         30,194          30,328              34,799          35,720
  Notes payable and other borrowings                     763             794                 807             829
  Liabilities related to separate accounts            57,436          57,436              53,256          53,256
  Derivative financial instruments                        60              63                  94             108

* Excludes investments in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A. Derivative financial instruments - Derivatives include swaps, forwards, futures, options and fixed-rate loan commitments subject to market risk, all of which are used by the Company in the normal course of business in activities other than trading. The Company does not issue or hold derivatives for trading purposes. This classification is based on management's intent at the time of contract inception and throughout the life of the contract. The Company uses derivatives primarily for asset/liability risk management and to reduce exposure to interest rate, currency and other market risks. Of those derivatives held at December 31,1996, 35% of the notional amounts consisted of interest rate derivatives and 65% consisted of foreign currency derivatives.


          The tables below summarize the Company's outstanding positions on a gross basis before netting pursuant to rights of offset, qualifying master netting agreements with counterparties or collateral arrangements at December 31:

                                                        DERIVATIVE FINANCIAL INSTRUMENTS
                                                1996                                            1995
                                                ----                                            ----
                                                                 (In Millions)
                                               CARRYING     ESTIMATED                        CARRYING      ESTIMATED
                                 NOTIONAL       AMOUNT     FAIR VALUE        NOTIONAL         AMOUNT      FAIR VALUE
                                 --------       ------     ----------        --------         ------      ----------
Swaps:
  Assets                         $  159         $    1         $    6         $  418         $   (1)         $   32
  Liabilities                       479             50             53            371             76              79

Forwards:
  Assets                            453              8              8            235             13              17
  Liabilities                       980              9              9          1,074             13              13

Futures:
  Assets                              0              0              0            683              5               5
  Liabilities                       399              1              1            864              5               7

Options:
  Assets                            175              0              0            195              0               0
  Liabilities                         0              0              0              3              0               0

Loan Commitments:
  Assets                            164              0              2            122             (2)             10
  Liabilities                         9              0              0            532              0               9
                                 ------         ------         ------         ------         ------          ------

Total:
  Assets                         $  951         $    9         $   16         $1,653         $   15          $   64
                                 ======         ======         ======         ======         ======          ======

  Liabilities                    $1,867         $   60         $   63         $2,844         $   94          $  108
                                 ======         ======         ======         ======         ======          ======


     B. Off-balance sheet credit-related instruments - During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include variable rate commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

          The notional amount of these instruments, which represents the Company's maximum exposure to credit loss from other parties' non-performance, was $785 million and $1,254 million at December 31, 1996 and 1995, respectively. Because many of these amounts expire without being advanced in whole or in part, the notional amounts do not represent future cash flows.

          The estimated fair value of these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $8 million and $56 million at December 31, 1996 and 1995, respectively.

10.  RELATED PARTY TRANSACTIONS

     A. Service agreements - The Company has entered into service agreements with various subsidiaries. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          third parties for general expenses, state and local taxes. The agreements obligate the subsidiaries to reimburse the Company for the approximate cost of providing such services. The amounts receivable from subsidiaries, reported in "Other assets" at December 31, 1996 and 1995, were $490 million and $509 million, respectively. The subsidiaries also furnish similar services to the Company in connection with such agreements. The amount payable to subsidiaries, reported in "Other liabilities" at December 31, 1996 was $87 million. There was no outstanding balance at December 31, 1995.

          Certain of the Company's group health care subsidiaries provide health insurance to certain employees of the Company. Enrollment contract costs reported in "Other expenses" were $126 million, $111 million and $104 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company purchases corporate owned life insurance policies from one of its life insurance subsidiaries for certain employees. The premium charged for these policies reported in "Other expenses" was $3 million, $12 million and $12 million for the years ended December 31, 1996, 1995 and 1994, respectively. The cash value associated with these policies was $118 million and $102 million at December 31, 1996 and 1995, respectively.

          Certain of the Company's subsidiaries perform services for the Company in connection with the Company's obligations under investment advisory or subadvisory agreements. The costs incurred in connection with performing such services, primarily reported in "Other expenses," were $145 million, $327 million and $342 million for the years ended December 31, 1996, 1995 and 1994, respectively. The Company also provides these services to subsidiaries in connection with such agreements. The investment advisory fees received from affiliates by the Company, reported in "Other income" were $161 million, $92 million and $110 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company borrows short-term funds from Prudential Funding Corporation ("Funding"), a wholly owned subsidiary. The interest expense for these borrowings was $131 million, $66 million and $21 million for the years ended December 31, 1996, 1995 and 1994, respectively. The outstanding balance at December 31, 1996 was $99 million. There was no outstanding balance at December 31, 1995.

     B. Net worth maintenance agreement - The Company has entered into a support agreement with Funding under which it agrees to maintain Funding's tangible net worth, including subordinated debt, at not less than $1.00. As of December 31, 1996, the tangible net worth of Funding was $44 million. Since the inception of the agreement, no support payments have been required.

11.  CONTINGENCIES

     The Company is reviewing its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that appropriate reserves have been established in accordance with applicable accounting standards to provide for appropriate reimbursements to customers.

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Twenty-six purported class actions and over 280 individual actions are pending against the Company on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek very substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was created to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. In it, the Task Force found that some sales of life insurance policies made by the Company were improper. The report criticizes the Company's training, oversight, discipline and compliance programs related to insurance sales. Based on these findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia amounting to a total of $35 million. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to policyowners who purchased 10.7 million whole life insurance policies in the United States from the Company from 1982 through 1995. In subsequent negotiations with several states, the Company agreed to pay additional amounts aggregating approximately $30 million by way of fine, reimbursement of investigation expenses and costs associated with outreach to residents of Florida and California.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the class actions consolidated in a Multi-District Litigation involving alleged improprieties in connection with the Company's sale of whole life

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     insurance policies from 1982 through 1995. Pursuant to the proposed settlement, the Company has agreed to provide certain enhancements and changes to the remediation program previously accepted by the Multi-State Task Force, including some additional remedies. In addition, the Company agreed that a minimum cost of $410 million (which was recorded in the Statement of Operations and Changes in Surplus) would be incurred in providing remedies to policyowners under the program, and agreed to certain other payments and guarantees. Under the terms of the guarantees, the Company has agreed that the average cost per remedy will not be less than $2,364 for up to 330,000 claims remedied. For claims remedied in excess of 330,000, the Company has not guaranteed an average cost per remedy. The Company has also agreed to provide additional compensation to be distributed by formula that will range in an aggregate amount from $50 million to $300 million depending on the total number of claims remedied. The Company cannot predict how many claims ultimately will be remedied. The Company has also recorded in the Statement of Operations and Changes in Surplus, its estimate of the minimum administrative costs related to the remediation program. As of March 5, 1997, all 50 states and the District of Columbia have directed the Company to offer a remediation plan based on the program accepted by the Task Force and containing many of the enhancements of the class action settlement.

     Also on October 28, 1996, the U.S. District Court of the District of New Jersey, in which the Multi-District Litigation is pending, conditionally certified a class for settlement purposes and scheduled a hearing on the fairness, reasonableness and adequacy of the proposed settlement. This hearing was held on February 24, 1997. On March 7, 1997, the Court rendered its decision approving the settlement. The owners of approximately 23,000 policies have taken steps to exclude themselves from the class action and are not bound by the settlement.

     To date, the Company has mailed packages to 8.5 million policyowners eligible for the remediation program, informing policyowners in all 50 states and the District of Columbia of their rights under the program. The deadline for electing to participate in the Alternative Dispute Resolution Process ("ADR") or Basic Claim Relief is June 1, 1997. Policyowners who believe that they were misled can file a claim through the ADR. Policyowners who do not believe they were misled, or who do not wish to file a claim under the ADR, may choose from several options available under Basic Claim Relief, such as preferred rate premium loans, or the purchase of enhanced annuities, mutual fund shares or life insurance policies.

     It is not possible on any reliable basis to estimate how many policyowners will participate in the settlement. The cost of the settlement is dependent upon complex and varying factors, including the number of policyowners that participate in the settlement, the relief options chosen and the ultimate dollar value of the settlement. The administrative costs to the Company of remediation of policyowner claims are also subject to a number of complex uncertainties in addition to the unknown quantity and cost of policyowner claims. In light of the uncertainties attendant to these and other factors, management is unable to make a reasonable estimate of the ultimate cost of the remediation program to the Company.

     A purported class action was brought against the Company and certain subsidiaries alleging common law fraud, negligent misrepresentation and violations of the New Jersey RICO statute arising out of the plaintiffs' purchase of certain subordinated mortgage pass-through securities and seeking compensatory and punitive damages and injunctive relief. The Company will deny the substantive allegations of the complaint in its answer and will vigorously defend the suit. The case is at a preliminary stage, and management is not now in a position to predict the outcome or effect of the litigation.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     In 1993, Prudential Securities, Inc. ("PSI"), a subsidiary of Prudential, entered into an agreement with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities commissions whereby PSI agreed to pay $330 million into a settlement fund to pay eligible claims on certain limited partnership matters. Under this agreement, if partnership matter claims exceed the established settlement fund, PSI is obligated to pay such additional claims. The agreement also required PSI to take measures to enhance the adequacy of its sales practices compliance controls.

     In October 1994, the United States Attorney for the Southern District of New York (the "U.S. Attorney") filed a complaint against PSI in connection with its sale of certain limited partnerships. Simultaneously, PSI entered into an agreement to comply with certain conditions for a period of three years, and to pay an additional $330 million into the settlement fund. At the end of the three year period, assuming PSI has fully complied with the terms of the agreement, the U.S. Attorney will institute no further action. In the opinion of management, PSI is in compliance with all provisions of the aforementioned agreements.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     The Company has entered into a reinsurance agreement with The Prudential Life Insurance Company, Ltd., a wholly owned subsidiary, under which it has agreed to reinsure certain individual life insurance policies through a yearly renewable term contract. The reinsurance assumed premiums and reserves for 1996 were $27 million and $17 million, respectively.

     The Company as a result of the sale of Prudential Reinsurance Inc. (a PRUCO Inc. subsidiary), agreed to guarantee up to $775 million of Gibraltar Casualty Company (a Prudential subsidiary) obligations with respect to a Stop Loss Agreement and PRUCO Inc.'s (a Prudential subsidiary) payment obligations under an Indemnity Agreement, subject to maximum aggregate payments of $400 million. The maximum aggregate payments under the Prudential Guarantee of the Gibraltar Casualty Company obligations will be reduced in certain circumstances to take account of payments made and collateral provided in respect of the guaranteed obligations. The Stop Loss Agreement is intended to mitigate the impact on Prudential Reinsurance Inc. of adverse development of loss reserves, as of June 30, 1995, of up to $375 million of the first $400 million of adverse development. The Company has recorded a loss reserve of $175 million as of December 31, 1996.

     Gibraltar Casualty Company and other property and casualty insurance subsidiaries receive claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the unpaid claim reserves for these losses, management considered the available information and established these reserves in accordance with applicable accounting standards. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     The Company and a number of other insurers (the "Consortium") entered into a Reinsurance and Participation Agreement ("the Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contractholders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the Agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.


                                     ******

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

We have audited the accompanying statement of admitted assets, liabilities and surplus (statutory basis) of The Prudential Insurance Company of America as of December 31, 1996, and the related statements of operations and changes in surplus (statutory basis), and of cash flows (statutory basis) for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New Jersey Department of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.




/s/ PRICE WATERHOUSE, LLP
New York, New York

March 10, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of admitted assets, liabilities and surplus--statutory basis of The Prudential Insurance Company of America as of December 31, 1995, and the related statements of operations and changes in surplus--statutory basis, and cash flows--statutory basis for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated March 1, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed and permitted by the New Jersey Department of Insurance, presented fairly, in all material respects, the financial position of The Prudential Insurance Company of America as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncements of the Financial Accounting Standards Board, the 1995 and 1994 financial statements of The Prudential Insurance Company of America, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are material and are also described in Note 1. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the admitted assets, liabilities and surplus of the Company as of December 31, 1995, and its operations, changes in surplus and its cash flows for each of the two years in the period ended December 31, 1995.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America as of December 31, 1995, and the results of its operations, changes in surplus and its cash flows for each of the two years in the period then ended, on the basis of accounting described in Note 1.

Also, as described in Note 1 to the financial statements, these financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles. The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Further, these financial statements differ from the previously issued unconsolidated statutory financial statements because certain permitted financial statement presentation practices are no longer being used.



/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey

March 1, 1996, except for Note 1A,
as to which the date is March 10, 1997